                                    SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]    FILED BY A PARTY OTHER THAN THE REGISTRANT [  ]

Check the appropriate box:
      [ ]   Preliminary Proxy Statement
      [X]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
      [ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

THE AAL MUTUAL FUNDS
(Name of Registrant as Specified In Its Charter)

THE AAL MUTUAL FUNDS
(Name of Person(s) Filing Proxy Statement)

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           1.   Title of each class of securities to which transaction applies:

           2.   Aggregate number of securities to which transaction applies:

           3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           4.   Proposed maximum aggregate value of transaction:

           5.   Total fee paid:

      [ ]  Fee paid previously with preliminary materials.

      [ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.

           1.   Amount Previously Paid:

           2.   Form, Schedule or Registration Statement No.:

           3.   Filing Party:

           4.   Date Filed:

The AAL Mutual Funds
625 Fourth Avenue South
Minneapolis, MN  55415

January 7, 2004

Dear Shareholder:

Since Thrivent  Financial for Lutherans was formed  through the merger of Aid  Association  for Lutherans and Lutheran  Brotherhood,
several  changes have occurred to combine the best of both former  organizations.  The proposals  described in this proxy  statement are an important step in combining the best of both organizations' mutual fund families.

Since the merger,  considerable  planning and  preparation  has been done to create the  foundation  for the new Thrivent  family of mutual  funds.  The primary  goal is to provide  substantial  value to  shareholders  through  consistent  competitive  performance, enhanced shareholder services and a growing business with an excellent  reputation.  Thrivent Financial expects to build on its many strengths as a money manager while also addressing areas that need improvement.

Your Board of Trustees and Thrivent  Financial are working  together to develop action steps that,  taken together,  are expected to benefit shareholders. They include:

o     The proposed merger of The Lutheran Brotherhood Family of Funds into The AAL Mutual Funds, placing all of the Funds under a single Board of Trustees.  The proposed merger is subject to the approval of the shareholders of The Lutheran
      Brotherhood Family of Funds, who will be asked to vote on the proposed merger later this year.
o     Investment of  $4-5 million to enhance the quality of Thrivent's asset management capabilities, including hiring investment professionals and making infrastructure investments to support investment research.
o     New product names using the Thrivent brand.
o     Expanded product offerings.
o     Enhanced transfer agent services that will increase shareholder access to account information and facilitate ease of share transactions.
o     Greater investment choice through access to an expanded array of money managers.

Some of these changes  require  shareholder  approval.  Others will be implemented  on  shareholders'  behalf by Thrivent  Financial working with the Board of Trustees.

The Trustees also reviewed the Board's structure and membership in light of these  recommendations.  The Trustees recommend that the
Board consist of seven  independent  Trustees and one  representative  from Thrivent  Financial,  with an  independent  board member serving as Board chairperson. The Board believes these actions reflect emerging best practices in the mutual fund industry.

The  Board of  Trustees  unanimously  recommends  that you vote FOR each of the  proposals  in the  proxy  statement.  The Board has determined that these proposals will benefit the Funds and their shareholders.

A special  shareholder  meeting is scheduled for March 9, 2004, to consider these  proposals.  It is very important that you vote on all of these proposals.  You may vote by telephone,  Internet or mail. Please read this proxy statement and cast your vote using the enclosed voting instruction form. You may attend the meeting, but you do not need to do so.

In the midst of these  exciting  changes,  your Board is committed to ensuring that the Trust operates in a manner that is deserving of your trust.  This is especially  important at a time when  shareholders'  confidence in money managers and fund families is being shaken.  It is a commitment that we, as well as Thrivent Financial, take very seriously.

                                                                                   Sincerely,
                                                                                   JOHN O. GILBERT
                                                                                   Chairman

                                                        Questions & Answers
                                              For Shareholders of The AAL Mutual Funds

The Board of Trustees of The AAL Mutual Funds has provided the following questions and answers to clarify and summarize the proposals in this proxy statement. Your vote is very important. The Board unanimously supports these proposals and encourages you to read the full proxy statement and vote as soon as possible by phone, Internet, or mail.

Q:   What changes are proposed?

A:   The Board of Trustees proposes changes to:

     o    The composition of the Board of Trustees.  In addition to the existing four independent Trustees, the Board has nominated four additional nominees with outstanding credentials.

     o    Modify or eliminate certain investment restrictions to standardize investment policies.

     o    The AAL Mutual Funds Declaration of Trust to increase flexibility for the Board of Trustees, and reduce the need for costly shareholder meetings in the future.

     o    The AAL Equity Income Fund investment objective to provide greater flexibility for the Fund to invest in a broader range of securities.

     o    Permit the adviser, with Board approval, to hire or change subadvisers or change subadvisory agreements without shareholder approval, reducing time delays and the need for costly shareholder meetings in the future.

Q:   Why are these changes proposed?

A:   Aid Association for Lutherans and Lutheran Brotherhood merged in January 2002 to form Thrivent Financial for Lutherans.
     The changes outlined in the proxy statement are part of a multi-phase plan to merge and integrate the governance and operations of the retail mutual funds sponsored by the adviser. The Board has approved:

     o    mergers of several similar funds; and
     o    a single family of mutual funds for each of the remaining funds sponsored by the adviser.

     At a later date, shareholders of The Lutheran Brotherhood Family of Funds will be asked to approve their merger into The
     AAL Mutual Funds.

Q:   Who are nominees for Trustees?

A:   The nominees are the four independent Trustees of the AAL Funds (F. Gregory Campbell, Herbert Eggerding, Jr. Richard L.
     Gady, and Edward W. Smeds) and three of the current independent trustees of The Lutheran Brotherhood Family of Mutual
     Funds (Noel K. Estenson, Jodi L. Harpstead, and Connie M. Levi), and one representative from Thrivent Financial, Pamela
     J. Moret.  Ms. Moret is currently President of the Funds and an Executive Vice President of Thrivent Financial for
     Lutherans.

Q:   Why are the Trustees nominated now?

A:   The timing is related to the merger and integration progress.

Q:   Why is the Board composition changing?

A.   The current Board of Trustees consists of four independent Trustees and two representatives of Thrivent Financial. If the nominees are elected, the size of the Board will increase to eight members and seven out of the eight Trustees will be independent. The Board believes that increasing the percentage of independent Trustees reflects emerging best practices in the mutual fund industry and will enhance the effective oversight of the funds. This change will also allow the funds to benefit from the additional expertise and experience of the current independent trustees of The Lutheran
     Brotherhood Family of Funds.

     The Board has conducted its business through joint meetings with the Trustees of The Lutheran Brotherhood Family of
     Funds since June 2002. The board composition proposal acknowledges the substantial similarity in the investment products historically offered, the overlap in investment personnel who are responsible for these products and the improved ability to provide consistent supervision and oversight through a combined board.

Q:   Who will lead the Board of Trustees?

A:   The Board recommends that an independent Trustee serve as the Board chair. The Board expects to select a chair from among the independent trustees in 2004 following the shareholder meeting.

Q:   Why are the investment restrictions being changed?

A:   The proposed changes will standardize investment policies and practices among the funds.

Q:   Will the proposed changes to the investment restrictions result in material changes to the strategies used by the adviser to manage the portfolios?

A.   No. If the changes are approved, the adviser will continue to manage each fund using substantially the same investment strategies as are currently used in managing each fund.

Q.   Why is the Board proposing to change the lending restriction?

A:   The change to the lending restriction will permit the funds, subject to obtaining SEC approval, to establish an interfund lending program. Under this program, the funds would be allowed to lend and borrow cash for temporary purposes to and from each other and other mutual funds sponsored by the adviser and its affiliates, which should result in savings for the funds. The interfund lending program also would provide liquidity to the Funds to meet higher than normal redemption requests.

Q:   Why are changes to the Declaration of Trust proposed?

A:   The proposed amendments to the Declaration of Trust will increase flexibility for the Board of Trustees,  and reduce the need for costly shareholder meetings in the future.

                                                    Equity Income Fund Only

Q:   Why is a change to the investment objective of the Equity Income Fund proposed?

A:   The current investment objective is to seek "current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income producing securities."  The proposed investment objective is "to achieve long-term growth of capital."  The Board believes that the proposed investment objective will provide the Fund with more flexibility and allow it to invest in a broader range of securities than a style that more narrowly limits the types of securities in which the Fund may invest. While there is substantial overlap between income-producing equity securities and "value" securities, there are value securities that are not currently distributing income.  Although current income is expected to be one of the results of a value investment style, it will not be the Fund's investment objective.

                                The following questions and answers relate to all Funds

Q:   Why does the Board endorse having the ability to hire or change subadvisers or subadvisory agreements without shareholder approval?

A:   The Board believes the proposal will benefit shareholders by allowing the adviser, with Board approval, to access broader money management expertise and hire or replace subadvisers without the delay and expense of a shareholder meeting. This is especially true in today's rapidly changing securities markets. The management of fund assets can be addressed swiftly as changes may be needed.  Mutual funds that operate in this structure are commonly referred to as
     "manager-of-managers" funds.  The funds have obtained an SEC order that permits the adviser to operate the funds as manager-of-managers funds as long as shareholder approval is obtained and certain other information is provided to shareholders before any changes are made.

Q:   Does the adviser intend to recommend that any of the funds hire or change a subadviser?

A:   Yes.  The Board expects to consider plans for new subadvisers for the Small Cap Value Fund and the International Fund.
     If Proposal 5 is adopted, the new subadvisers could be hired without the expense of a shareholder meeting.  No other changes currently are planned.

Q:   Will I be notified of any changes to my fund's subadvisory arrangements?

A:   Yes.  Within 90 days of any subadviser changes, the fund will inform you of the changes.

Q:   Who pays the costs of this Special Shareholder Meeting and proxy solicitation?

A:   The adviser will pay all of the shareholder meeting and proxy solicitation expenses. It will not be paid for out of fund assets.

Q:   How does the Board recommend that I vote on these proposals?

A:   The Board of Trustees unanimously recommends that you vote FOR each of the proposals.

Q:   Why should I vote?

A:   Every vote is important and the Board encourages you to return your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes are obtained to hold the shareholder meeting as scheduled, without the time and expense required for additional proxy solicitation.

Q:   How can I vote?

A:   You may vote using one of three methods:

o    Internet - Use the web site listed on the enclosed voting instruction card.

o    Telephone - Use the phone number on the enclosed voting instruction card.

o    By Mail - Date and sign the enclosed voting instruction card and return it in the enclosed postage-paid envelope.

Q:   When should I vote?

A:   Please vote as soon as possible by mail, telephone, or the Internet. This will help avoid the additional follow-up costs.

Q.   Who should I call if I have questions about the proposals in the proxy statement?

A.   Call 1-866-270-1532 with your questions.

Q:   How can I get more information about the funds?

A:   You may order a prospectus, annual report or the Statement of Additional Information for the Fund by:

     Telephone - 1-800-THRIVENT (1-800-847-4836) and select option 1.

     Mail - 4321 North Ballard Road, Appleton, Wisconsin 54919-0001.

     Internet - www.thrivent.com.

           The AAL Technology Stock Fund                                    The AAL Large Company Index Fund II
           The AAL Aggressive Growth Fund                                   The AAL Equity Income Fund
           The AAL Small Cap Stock Fund                                     The AAL Balanced Fund
           The AAL Small Cap Index Fund II                                  The AAL High Yield Bond Fund
           The AAL Small Cap Value Fund                                     The AAL Municipal Bond Fund
           The AAL Mid Cap Stock Fund                                       The AAL Bond Fund
           The AAL Mid Cap Index Fund                                       The AAL Bond Index Fund
           The AAL Mid Cap Index Fund II                                    The AAL Money Market Fund
           The AAL International Fund                                       The AAL U.S. Government Zero Coupon
           The AAL Capital Growth Fund                                      Target Fund, Series 2006
           The AAL Large Company Index Fund

                                                             Series of

                                                        THE AAL MUTUAL FUNDS
                                                      625 Fourth Avenue South
                                                    Minneapolis, Minnesota 55415
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                                                     NOTICE OF SPECIAL MEETING
                                                          OF SHAREHOLDERS
                                                    To be Held on March 9, 2004
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           A Special  Meeting of  Shareholders  (the "Special  Meeting") of each series of The AAL Mutual Funds (the "Trust") listed above  (collectively,  the "Funds")  will be held at the  Thrivent  Financial  for  Lutherans  building,  625 Fourth  Avenue  South,
Minneapolis, Minnesota on March 9, 2004, at
8:30 a.m. Central Time for the following purposes:

1.   To elect Trustees of the Trust.

2.   To amend or eliminate certain investment restrictions for the Funds as follows:

     A.   Amend the fundamental investment restriction on diversification.

     B.   Amend the fundamental investment restriction on lending.

     C.   Amend the fundamental investment restriction on borrowing and issuing senior securities.

     D.   Amend the fundamental investment restriction on the purchase or sale of real estate.

     E.    Amend the fundamental investment restriction on the purchase or sale of commodities.

     F.   Amend the fundamental investment restriction on concentration of assets.

     G.   Amend the fundamental investment restriction on underwriting the securities of other issuers.

     H.   Eliminate the fundamental investment restriction on the purchase of securities on margin.

     I.   Eliminate the fundamental investment restriction on short sales of securities.

     J.   Eliminate the fundamental investment restriction on the pledge of assets.

     K.   Eliminate the fundamental investment restriction on oil, gas, and mineral investments.

     L.   Eliminate the fundamental investment restriction on restricted securities.

     M.   Eliminate the fundamental investment restriction on unseasoned issuers.

     N.   Eliminate the fundamental investment restriction on investments in other investment companies.

     O.   Eliminate the fundamental investment restriction on control securities.

3.   To amend The AAL Mutual Funds Declaration of Trust as follows:

     A.   To amend the voting requirements for a Reorganization of the Trust or a Series of the Trust.

     B.   To amend the requirements for liquidation of the Trust or any series or class of shares of the Trust and eliminate the requirement for shareholder approval of such liquidations.

     C.   To eliminate the restriction on involuntary redemptions of small accounts.

4.   To amend the investment objective of The AAL Equity Income Fund.

5.   To authorize Thrivent Investment Management Inc., upon approval of the Board of Trustees,  to enter into or amend subadvisory agreements without shareholder approval.

6.   To consider and act upon any matter related to the foregoing and to transact other business that may properly come before the Special Meeting and all adjournments.

           The Board of Trustees of the Fund has fixed the close of business on December 12, 2003 as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and all adjournments.

                                                                                   By Order of the Board of Trustees
                                                                                   John O. Gilbert, Chairman

Minneapolis, Minnesota
January 7, 2004

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YOUR VOTE IS IMPORTANT
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     You can help avoid the necessity and expense of sending follow-up letters by promptly returning your voting instructions on the enclosed proxy card.  If you are unable to be present in person, please mark, date, sign and return the proxy card.  The enclosed envelope requires no postage if mailed in the United States.  You also may vote by telephone or the Internet by following the instructions on the enclosed proxy card.

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           The AAL Technology Stock Fund                                    The AAL Large Company Index Fund II
           The AAL Aggressive Growth Fund                                   The AAL Equity Income Fund
           The AAL Small Cap Stock Fund                                     The AAL Balanced Fund
           The AAL Small Cap Index Fund II                                  The AAL High Yield Bond Fund
           The AAL Small Cap Value Fund                                     The AAL Municipal Bond Fund
           The AAL Mid Cap Stock Fund                                       The AAL Bond Fund
           The AAL Mid Cap Index Fund                                       The AAL Bond Index Fund
           The AAL Mid Cap Index Fund II                                    The AAL Money Market Fund
           The AAL International Fund                                       The AAL U.S. Government Zero Coupon
           The AAL Capital Growth Fund                                      Target Fund, Series 2006
           The AAL Large Company Index Fund

                                                             Series of

                                                        THE AAL MUTUAL FUNDS
                                                      625 Fourth Avenue South
                                                    Minneapolis, Minnesota 55414
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                                                          PROXY STATEMENT
------------------------------------------------------------------------------------------------------------------------------------

           This Proxy  Statement is furnished in  connection  with the  solicitation  of proxies by the Board of Trustees of The AAL
Mutual  Funds (the  "Trust") to be used at a Special  Meeting of  Shareholders  and any  adjournments  (collectively,  the  "Special
Meeting")  of each series of the Trust  listed  above  (each,  a "Fund," and  collectively,  the "Funds") to be held at the Thrivent
Financial for Lutherans  building,  625 Fourth Avenue South,  Minneapolis,  Minnesota  55415, on March 9, 2004, at 8:30 a.m. Central
Time. This Proxy  Statement and the  accompanying  Notice of Special  Meeting of Shareholders  and proxy card are first being mailed on or about January 9, 2004.

Proposals

           The following table identifies each proposal in the Notice of Special Meeting of Shareholders and indicates the shareholders of the Funds that are being solicited to approve the proposal.

          Description of Proposal                                                            Funds Affected
          -----------------------                                                            --------------
1.  Elect Trustees                                                                              All Funds

2.  Amend and eliminate certain investment policies regarding:
    A.  Diversification                                                                         All Funds

    B.  Lending                                                                                 All Funds

    C.  Borrowing and senior securities                                                         All Funds

    D.  Real estate                                                                             All Funds

    E.  Commodities                                                                             All Funds

    F.  Asset concentration                                                                     All Funds

    G.  Underwriting                                                                            All Funds

    H.  Margin transactions                                                                     All Funds

    I.  Short sales                                                                             All Funds

    J.  Pledge of assets                                                                        All Funds

    K.  Oil, gas, and mineral investments                                                       All Funds

    L.  Restricted securities                                                                   All Funds

    M.  Unseasoned issuers                                                                      All Funds

    N.  Investment in other investment companies                                                All Funds

    O.  Control securities                                                                      All Funds

3.  Approve amendments to The AAL Mutual Funds Declaration of Trust to:

    A.  Amend the voting requirements for a Reorganization of the Trust or a Series of
        the Trust                                                                               All Funds

    B.  Amend the requirements for liquidation and eliminate the requirement for
        shareholder approval of a liquidation                                                   All Funds

    C.  Eliminate the restriction on involuntary redemptions of small accounts                  All Funds

4.  Approve an amendment to the investment objective of The AAL Equity Income Fund              The AAL Equity Income Fund

5.  Authorize Thrivent Investment Management Inc. ("Thrivent Investment Mgt."), upon approval
    of the Board of Trustees, to enter into or materially amend subadvisory agreements          All Funds
    without shareholder approval

Quorum and Voting

Who is entitled to vote?

           Shareholders of record at the close of business on December 12, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and all adjournments thereof.  The table below reflects the total number of shares of each Fund issued and outstanding as of the Record Date.

Fund                                                                                     Number of Shares
----                                                                                     ----------------
The AAL Technology Stock Fund                                                              14,681,621.852
The AAL Aggressive Growth Fund                                                              9,972,144.023
The AAL Small Cap Stock Fund                                                               25,427,997.880
The AAL Small Cap Index Fund II                                                             2,853,307.551
The AAL Small Cap Value Fund                                                                4,310,691.662
The AAL Mid Cap Stock Fund                                                                 61,633,271.009
The AAL Mid Cap Index Fund                                                                  2,537,717.509
The AAL Mid Cap Index Fund II                                                               3,446,017.843
The AAL International Fund                                                                 19,550,710.914
The AAL Capital Growth Fund                                                               104,133,531.583
The AAL Large Company Index Fund                                                            3,438,591.839
The AAL Large Company Index Fund II                                                         6,010,333.123
The AAL Equity Income Fund                                                                 21,004,456.318
The AAL Balanced Fund                                                                      35,555,561.708
The AAL High Yield Bond Fund                                                               21,305,941.363
The AAL Municipal Bond Fund                                                                57,557,898.017
The AAL Bond Fund                                                                          50,928,985.911
The AAL Bond Index Fund                                                                     3,771,287.966
The AAL Money Market Fund                                                                 398,630,672.020
The AAL U.S. Government Zero Coupon Target Fund, Series 2006                                  119,377.539

           Each shareholder is entitled to the same number of votes as the number of full and fractional shares held by such shareholder.  Each share is entitled to one vote.

How You Can Vote

           You may vote by mail, telephone or the Internet.  Your vote must be received by 6:00 a.m., Central Time, on March 9,
2004.  To vote by mail, date and sign the enclosed proxy card and return it in the enclosed postage-paid envelope.  To vote by telephone or the Internet, use the web site address or telephone number on the enclosed proxy card.

           The shareholders of each Fund will vote separately on certain matters at the Special Meeting as described below, although voting instructions are being solicited through use of this combined Proxy Statement.  With respect to Proposal 1
(regarding the election of Trustees of the Trust) and Proposals 3A through 3C (regarding the amendments to the Trust's Declaration of Trust), shareholders of each Fund of the Trust will vote together with each other Fund of the Trust.  With respect to Proposals
2A through 2O (regarding the amendment or elimination of certain fundamental investment restrictions) and Proposal 5 (regarding authorization for the Board of Trustees and Thrivent Investment Mgt. to enter into and materially amend subadvisory agreements without shareholder approval), shareholders of each Fund will vote separately.  With respect to Proposal 4 (regarding the approval of an amendment to the investment objective), only shareholders of The AAL Equity Income Fund will be entitled to vote.

           You may revoke your voting instructions at any time prior to their use by:

           o  giving written notice of revocation to an officer of the Trust,
           o  returning to an officer of the Trust a properly executed, later dated voting instruction form,
           o  voting later by telephone or Internet, or
           o  attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person.

           Attendance and voting at the Special Meeting will not by itself constitute a revocation of voting instructions.  Shares represented by the signed voting instructions received by the Board of Trustees in time for voting that are not revoked will be voted in accordance with the instructions noted on the singed proxy card.  Unless instructions to the contrary are marked on the proxy card, the shares represented by the proxy card will be voted FOR all the proposals. The proxy card grants discretion to the persons named thereon, as proxies, to take such further action as they determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments.  The Board of Trustees does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

What is the requirement for a quorum?

           For purposes of considering Proposals 1 and 3, one-third of the aggregate number of shares of the Trust entitled to vote constitutes a quorum.  For purposes of considering Proposals 2, 4, 5, and 6, one-third of the shares of the Fund entitled to vote at the Special Meeting and represented in person or by proxy constitutes a quorum.

What is the voting requirement to pass each Proposal?

           A plurality of the votes cast in person or by proxy at the Special Meeting at which a quorum is present will be required for the election of Trustees (Proposal 1).  Approval of Proposal 3 requires the affirmative vote of a majority of the shares cast in person or by proxy at the Special Meeting at which a quorum is present.  Approval of Proposals 2, 4, and 5 with respect to any affected Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act").  For that purpose, a vote of the holders of a
"majority of the outstanding voting securities" of the Fund means the lesser of (1) the vote of 67% or more of the shares of the
Fund present at the Special Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by
proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Fund.   With respect to proposals 2, 3, 4
and 5, abstentions and broker non-votes have the same effect as votes cast against a proposal.

How is approval being solicited?

           The Board of Trustees expects to make this solicitation primarily by mail.  However, in addition to soliciting voting instructions by mail, the officers of the Trust and members of the Board of Trustees and persons affiliated with Thrivent
Investment Mgt., the Trust's investment adviser, may solicit voting instructions personally or by telephone or other electronic means.  The Trust may also retain a proxy solicitation firm to assist in any special, personal solicitation of voting instructions.  The costs for such a proxy solicitation firm are not expected to exceed $400,000.  All of the costs of solicitation and expenses incurred in connection with preparing this Proxy Statement, including any cost of retaining a proxy solicitation firm, will be borne by Thrivent Investment Mgt.

Additional Information about the Funds

           The financial statements of each Fund for the fiscal year ended April 30, 2003, are included in the Trust's annual report for the year ended April 30, 2003, which has been previously sent to shareholders.  The financial statements of each Fund for the six months ended October 31, 2003 are included in the Trust's semiannual report for the six months ended October 31,
2003.  The Trust will provide you with a copy of either report without charge.  You  may obtain a copy of these reports by writing to The AAL Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or by calling toll-free (800) 847-4836.

           As of November 28, 2003, the following persons or entities were the beneficial and/or record owners of 5% or more of a
Class of the shares of the indicated Fund:

--------------------------------------------- -------------------------------------------- -------------------------- --------------
                                                                                                                        % of
Shareholder                                   Fund/Class                                   Number of Shares           Outstanding
--------------------------------------------- -------------------------------------------- -------------------------- --------------
--------------------------------------------- -------------------------------------------- -------------------------- --------------
Thrivent Financial for Lutherans              The AAL Technology Stock Fund I              828,255                    96.74%
625 Fourth Avenue South                       The AAL Aggressive Growth Fund I             695,711                    95.81%
Minneapolis, MN 55415                         The AAL Small Cap Stock Fund I               103,208                    17.11%
                                              The AAL Small Cap Value Fund B               1,699                      26.92%
                                              The AAL Small Cap Value Fund I               301,983                    51.94%
                                              The AAL Small Cap Index Fund A               674,120                    26.65%
                                              The AAL Small Cap Index Fund B               102,348                    34.75%
                                              The AAL Mid Cap Index Fund B                 101,785                    24.91%
                                              The AAL Mid Cap Index Fund I                 873,572                    34.61%
                                              The AAL International Fund I                 121,947                    34.03%
                                              The AAL Equity Income Fund I                 56,864                     5.57%
                                              The AAL High Yield Bond Fund                 206,814                    38.87%
                                              The AAL Bond Fund I                          214,851                    6.87%
                                              The AAL Bond Index Fund I                    1,270,428                  33.76%
                                              The AAL Money Market Fund                    14,719,649                 14.28%
--------------------------------------------- -------------------------------------------- -------------------------- --------------
--------------------------------------------- -------------------------------------------- -------------------------- --------------
Maril & Co                                    The AAL Small Cap Stock Fund I               62,278                     10.33%
c/o Marshall & Ilsley Trust Co.               The AAL Municipal Bond Fund I                206,040                    76.60%
P.O. Box 2977                                 The AAL Bond Index Fund I                    209,468                    5.57%
Milwaukee, WI 53201
--------------------------------------------- -------------------------------------------- -------------------------- --------------
--------------------------------------------- -------------------------------------------- -------------------------- --------------
Maril & Co.                                   The AAL Money Market Fund I                  13,683,947                 13.28%
FBO Thrivent Financial Bank
1000 North Water Street
Milwaukee, WI 53202
--------------------------------------------- -------------------------------------------- -------------------------- --------------
--------------------------------------------- -------------------------------------------- -------------------------- --------------
Maril & Co.                                   The AAL International Fund I                 93,024                     25.96%
FBO Thrivent Financial Bank                   The AAL Bond Fund I                          403,494                    12.91%
c/o Marshall & Ilsley Trust Co.
P.O. Box 2977
Milwaukee, WI 53201
--------------------------------------------- -------------------------------------------- -------------------------- --------------
--------------------------------------------- -------------------------------------------- -------------------------- --------------
Miter & Co.                                   The AAL Municipal Bond Fund I                33,906                     12.60%
c/o Marshall & Ilsley Trust Co.               The AAL Bond Fund I                          544,690                    17.43%
P.O. Box 2977                                 The AAL Bond Index Fund I                    901,720                    23.96%
Milwaukee, WI 53201
--------------------------------------------- -------------------------------------------- -------------------------- --------------
--------------------------------------------- -------------------------------------------- -------------------------- --------------
Mitra & Co.                                   The AAL Small Cap Value Fund I               262,487                    45.15%
c/o Marshall & Ilsley Trust Co.               The AAL Mid Cap Stock Fund I                 1,439,093                  73.65%
1000 North Water Street TB14                  The AAL Mid Cap Index Fund I                 624,803                    24.75%
Milwaukee, WI 53202                           The AAL Capital Growth Fund I                1,974,805                  68.84%
                                              The AAL Large Company Fund I                 2,760,472                  80.88%
                                              The AAL Equity Income Fund I                 652,777                    63.92%
                                              The AAL Balanced Fund I                      9,537,952                  96.12%
                                              The AAL Bond Fund I                          966,435                    30.92%
                                              The AAL Bond Index Fund I                    231,463                    6.15%
--------------------------------------------- -------------------------------------------- -------------------------- --------------
--------------------------------------------- -------------------------------------------- -------------------------- --------------
The AAL Balanced Fund                         The AAL Money Market Fund I                  12,211,943                 11.85%
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------------------------- -------------------------------------------- -------------------------- --------------
--------------------------------------------- -------------------------------------------- -------------------------- --------------
The AAL Bond Fund                             The AAL Money Market Fund I                  12,216,189                 11.85%
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------------------------- -------------------------------------------- -------------------------- --------------
--------------------------------------------- -------------------------------------------- -------------------------- --------------
The AAL Capital Growth Fund                   The AAL Money Market Fund I                  11,969,912                 11.61%
FBO Olga Lundmark
222 W. College Avenue
Appleton, WI 54911
--------------------------------------------- -------------------------------------------- -------------------------- --------------
--------------------------------------------- -------------------------------------------- -------------------------- --------------
The AAL Equity Income Fund                    The AAL Money Market Fund I                  5,373,158                  5.21%
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------------------------- -------------------------------------------- -------------------------- --------------
--------------------------------------------- -------------------------------------------- -------------------------- --------------
The AAL Mid Cap Stock Fund                    The AAL Money Market Fund I                  11,656,077                 11.31%
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------------------------- -------------------------------------------- -------------------------- --------------
--------------------------------------------- -------------------------------------------- -------------------------- --------------
The AAL Small Cap Stock Fund                  The AAL Money Market Fund I                  5,293,214                  5.14%
625 Fourth Avenue South
Minneapolis, MN 55415
--------------------------------------------- -------------------------------------------- -------------------------- --------------

                                                             PROPOSAL 1

                                                        Election of Trustees

Nominees/Trustees

           The purpose of this proposal is to elect the Board of Trustees of the Trust.  The nominees named below include the four current independent Trustees (F. Gregory Campbell, Herbert F. Eggerding, Jr., Richard L. Gady and Edward W. Smeds).  The nominees also include three individuals that are current independent trustees and directors of The Lutheran Brotherhood Family of Funds and the LB Series Fund, Inc. (Noel K. Estenson, Jodi L. Harpstead and Connie M. Levi) and one representative from Thrivent Financial,
Pamela J. Moret.  Ms. Moret is currently the President of the Trust and Executive Vice President of Thrivent Financial.  (The term
"independent" trustee refers to an individual that is not an "interested person" of the Trust or Thrivent Financial.  A trustee is an interested person if, among other things, the individual is employed by Thrivent Financial.)

           At a meeting held on October 7, 2003, the Governance Committee recommended and nominated the current independent
Trustees of the Trust as well as Mr. Estenson and Mses. Harpstead and Levi as Trustees of the Trust.  At a meeting held on
November 11, 2003, the Governance Committee also approved the nomination of Ms. Moret who had been recommended by Mr. Gilbert,
Chairman of the Trust and Chairman of Thrivent Financial.  Messrs. Campbell, Gady and Smeds have been previously elected by shareholders.  The Trustees appointed Mr. Eggerding to fill a vacancy on the Board on August 27, 2003.  Mr. Eggerding has served as an independent Trustee since that time, but has never stood for election by shareholders.  Mr. Estenson and Mses. Harpstead ,
Levi and Moret are being nominated for the first time to serve as Trustees of the Trust.

Reasons for the Proposal

           Since the merger of Lutheran Brotherhood and Aid Association for Lutherans to form Thrivent Financial for Lutherans in
January 2002, the Board of Trustees  has evaluated several alternatives for the ongoing governance of the Trust.  The Board of
Trustees has met jointly with the board of trustees of the other retail mutual funds and variable product funds sponsored by
Thrivent Financial since June 2002. The Board of Trustees met four times during its most recent fiscal year.

           Currently, the Board of Trustees consists of four independent Trustees and two representatives of Thrivent Financial. If shareholders elect the nominees, seven out of eight Trustees will be independent.  The Board of Trustees believes that this increase in the percentage of independent trustees reflects emerging best practices in the mutual fund industry and will enhance oversight of the Trust.  The Trust would also benefit from the expertise and experience of the current independent Trustees of the
Lutheran Brotherhood Funds.  The Board has recommended that an independent Trustee serve as chair of the Board of Trustees.  The independent Trustees expect to select the chair in May 2004.

           The timing of the proposal is related to a multi-phase initiative to consolidate the governance and operations of the retail mutual funds sponsored by Thrivent Financial.  In connection with this effort, the Board of Trustees has also approved mergers of The Lutheran Brotherhood Family of Funds with The AAL Mutual Funds, which is subject to the approval of the shareholders of The Lutheran Brotherhood Family of Funds, who will be asked to vote on the proposed merger later this year.  If the Trust obtains the necessary shareholder approval for this proposal, the retail and variable product funds offered by Thrivent
Financial will have the same board composition.  In approving the proposal, the Trustees took into account the substantial similarity in the investment products historically offered, the overlap in investment personnel who are responsible for these products and the greater ability to provide consistent supervision and oversight through a unified Board.

           All shares represented by valid proxy cards will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld.  The nominees named have agreed to serve as Trustees if elected.  If for any reason any of the nominees should not be available for election as contemplated, the proxies named in the proxy card may, unless otherwise limited, vote the shares represented thereby to elect such substitute nominees, if any, as may be designated by the Board of Trustees, subject to the applicable provisions of the 1940 Act.  This election will help assure continued compliance with 1940 Act provisions regarding the election of Trustees.  Background information on all of the nominees is provided in the following table.

Interested Trustees/1/
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------
                                                                                       Number of
                                                                                       Portfolios in
                                                                                       Fund Complex
                                                                  Principal            Overseen
                                             Term of Office       Occupation(s)        by Trustee           Other Trusteeships Held
Name, Address,          Position(s)          and Length of        During Past          or Nominee           by Trustee or Nominee
and Age                 Held With Trust      Time Served/2/       5 Years              for Trustee/4/       for Trustee
----------------------- -------------------- -------------------- -------------------- ------------------- -------------------------
----------------------- -------------------- -------------------- -------------------- ------------------- -------------------------
Pamela J. Moret         President and        President since      Executive Vice       Ms. Moret is not    Lutheran World Relief;
625 Fourth Avenue       Nominee for Trustee  2002                 President,           currently serving   Minnesota Public Radio
South                                                             Marketing and        as a Trustee or
Minneapolis, MN                                                   Products, Thrivent   Director.  Upon
Age 47                                                            Financial for        election, she
                                                                  Lutherans since      will oversee 20
                                                                  2002; Senior Vice    of The AAL Mutual
                                                                  President,           Funds.  She is
                                                                  Products, American   also a candidate
                                                                  Express Financial    for election as a
                                                                  Advisors from 2001   Director of LB
                                                                  to 2002; Vice        Series Fund,
                                                                  President,           Inc., and, upon
                                                                  Variable Assets,     election, will
                                                                  American Express     oversee 14 of the
                                                                  Financial Advisors   LB Series Fund,
                                                                  from 1996 to 2000    Inc.
----------------------- -------------------- -------------------- -------------------- ------------------ --------------------------

Independent Trustees/3/
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------
                                                                                       Number of
                                                                                       Portfolios in
                                                                                       Fund Complex
                                                                  Principal            Overseen
                                             Term of Office       Occupation(s)        by Trustee           Other Trusteeships Held
Name, Address,          Position(s)          and Length of        During Past          or Nominee           by Trustee or Nominee
and Age                 Held With Trust      Time Served/2/       5 Years              for Trustee/4/       for Trustee
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------

F. Gregory Campbell     Trustee              Trustee since 1992   President,           14 of the AAL        ELCA University and
625 Fourth Avenue                                                 Carthage College     Variable Product     College Employees'
South                                                                                  Series Fund, Inc.,   Health Benefit Board;
Minneapolis, MN                                                                        20 of The AAL        ELCA Risk Management
Age 63                                                                                 Mutual Funds; he     Board; Director,
                                                                                       is also a            Johnson Family Funds,
                                                                                       candidate for        Inc., an investment
                                                                                       election as a        company consisting of
                                                                                       Director of LB       four portfolios;
                                                                                       Series Fund, Inc.,   Kenosha Hospital and
                                                                                       and, upon            Medical Center Board;
                                                                                       election, will       Prairie School Board;
                                                                                       oversee 14 of the    United Health Systems
                                                                                       LB Series Fund,      Board
                                                                                       Inc.
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------

Herbert F. Eggerding,   Trustee              Trustee since 2003   Management           14 of the AAL        None
Jr.                                                               consultant to        Variable Product
625 Fourth Avenue                                                 several privately    Series Fund, Inc.,
South                                                             owned companies      20 of The AAL
Minneapolis, MN                                                                        Mutual Funds,  14
Age 66                                                                                 of the LB Series
                                                                                       Fund, Inc., 11 of
                                                                                       The Lutheran
                                                                                       Brotherhood Family
                                                                                       of Funds
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------

Richard L. Gady         Trustee              Trustee since 1987   Retired;             14 of the AAL        International
625 Fourth Avenue                                                 previously Vice      Variable Product     Agricultural Marketing
South                                                             President, Public    Series Fund, Inc.,   Association Board
Minneapolis, MN                                                   Affairs and Chief    20 of The AAL
Age 60                                                            Economist,           Mutual Funds; he
                                                                  Conagra, Inc.        is also a
                                                                  (agribusiness)       candidate for
                                                                                       election as a
                                                                                       Director of LB
                                                                                       Series Fund, Inc.,
                                                                                       and, upon
                                                                                       election, will
                                                                                       oversee 14 of the
                                                                                       LB Series Fund,
                                                                                       Inc.
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------

Edward W. Smeds         Trustee              Trustee since 1999   Retired;             14 of the AAL        Chairman of Carthage
625 Fourth Avenue                                                 previously           Variable Product     College Board
South                                                             President of         Series Fund, Inc.,
Minneapolis, MN                                                   Customer Service     20 of The AAL
Age 67                                                            and Operations,      Mutual Funds; he
                                                                  Kraft Foods          is also a
                                                                                       candidate for
                                                                                       election as a
                                                                                       Director of LB
                                                                                       Series Fund, Inc.,
                                                                                       and, upon
                                                                                       election, will
                                                                                       oversee 14 of the
                                                                                       LB Series Fund,
                                                                                       Inc.
----------------------- -------------------- -------------------- -------------------- -------------------- -------------------------
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------

Noel K. Estenson        Nominee for Trustee  Nominee for Trustee  Retired;             14 of the LB         None
625 Fourth Avenue                                                 previously           Series Fund, Inc.,
South                                                             President and        11 of The Lutheran
Minneapolis, MN                                                   Chief Executive      Brotherhood Family
Age 64                                                            Officer,             of Funds; he is
                                                                  CenexHarvestStates   also a candidate
                                                                  (farm supply and     for election as a
                                                                  marketing and food   Trustee of The AAL
                                                                  business)            Mutual Funds, and,
                                                                                       upon election,
                                                                                       will oversee 20 of
                                                                                       The AAL Mutual
                                                                                       Funds
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------

Jodi L. Harpstead       Nominee for Trustee  Nominee for Trustee  Vice President &     14 of the LB         Director, Delta Dental
625 Fourth Avenue                                                 General Manager,     Series Fund, Inc.,   Plan of Minnesota
South                                                             Cardiac Surgery      11 of The Lutheran
Minneapolis, MN                                                   Technologies for     Brotherhood Family
Age 46                                                            Medtronic, Inc.      of Funds; she is
                                                                  (medical products    also a candidate
                                                                  and technologies     for election as a
                                                                  business) since      Trustee of The AAL
                                                                  2002; President      Mutual Funds, and,
                                                                  Global Marketing     upon election,
                                                                  and U.S. Sales,      will oversee 20 of
                                                                  Cardiac Rhythm       The AAL Mutual
                                                                  Management for       Funds
                                                                  Medtronic, Inc.
                                                                  from 2001 to 2002;
                                                                  Vice President,
                                                                  U.S. Pacing Sales
                                                                  for Medtronic,
                                                                  Inc. from 1996 to
                                                                  2001
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------

Connie M. Levi          Nominee for Trustee  Nominee for Trustee  Retired;             14 of the LB         Director, Norstan, Inc.
625 Fourth Avenue                                                 previously           Series Fund, Inc.,
South                                                             President of the     11 of The Lutheran
Minneapolis, MN                                                   Greater              Brotherhood Family
Age 64                                                            Minneapolis          of Funds; she is
                                                                  Chamber of Commerce  also a candidate
                                                                                       for election as a
                                                                                       Trustee of The AAL
                                                                                       Mutual Funds, and,
                                                                                       upon election,
                                                                                       will oversee 20 of
                                                                                       The AAL Mutual
                                                                                       Funds
----------------------- -------------------- -------------------- -------------------- -------------------- ------------------------

Executive Officers
----------------------- -------------------- -------------------- --------------------------------------------------

                                             Term of Office and
Name, Address,          Position(s) Held     Length of Time
and Age                 With Trust           Served/2/            Principal Occupation(s) During Past 5 Years
----------------------- -------------------- -------------------- --------------------------------------------------
----------------------- -------------------- -------------------- --------------------------------------------------

Pamela J. Moret         President            President since      Executive Vice President, Marketing and
625 Fourth Avenue                            2002                 Products, Thrivent Financial for Lutherans since
South                                                             2002; Senior Vice President, Products, American
Minneapolis, MN                                                   Express Financial Advisors from 2002 to 2001;
Age 47                                                            Vice President, Variable Assets, American
                                                                  Express Financial Advisors from 1996 to 2000
----------------------- -------------------- -------------------- --------------------------------------------------
----------------------- -------------------- -------------------- --------------------------------------------------

Charles D. Gariboldi    Treasurer            Treasurer since      Vice President of Investment Accounting,
625 Fourth Avenue                            1999                 Thrivent Financial for Lutherans since 2002;
South                                                             Vice President of Investment Accounting, Aid
Minneapolis, MN                                                   Association for Lutherans from 1999 to 2001
Age 43
----------------------- -------------------- -------------------- --------------------------------------------------

/1/ "Interested person" of the Trust as defined in the Investment Company Act of 1940 by virtue of a position with Thrivent
Financial.  Ms. Moret is considered an interested person because of  her  principal occupation with Thrivent Financial, the parent company of the adviser and an affiliate of the Trust.

/2/ Each Trustee serves an indefinite term until his or her successor is duly elected and qualified.  The bylaws of the Trust provide that each Trustee must retire at the end of the year in which the Trustee attains age 70.  Officers serve at the discretion of the board until their successors are duly appointed and qualified.

/3/ The Trustees and Nominees other than Ms. Moret  are not "interested persons" of the Trust and are referred to as "Independent
Trustees."

/4/ The "Fund Complex" includes the 11 series of The Lutheran Brotherhood Family of Funds, the 20 series of The AAL Mutual Funds, the 14 series of AAL Variable Product Series Fund, Inc., and the 14 series of LB Series Fund, Inc.

Committees of the Board of Trustees

           The Independent Trustees serve as members of each Committee.

-------------------------- -------------------------------------- ---------------------------------------- -------------------------
                                                                                                           Meetings Held During
Committee                  Members                                Function                                 Last Fiscal Year
-------------------------- -------------------------------------- ---------------------------------------- -------------------------
-------------------------- -------------------------------------- ---------------------------------------- -------------------------
Audit                      Gregory Campbell                       The 1940 Act requires that the Trust's   2
                           Herbert F. Eggerding, Jr.              independent auditors be selected by a
                           Richard L. Gady                        majority of those Trustees who are not
                           Edward W. Smeds                        "interested persons" (as defined in
                                                                  the 1940 Act) of the Trust.  The Audit
                                                                  Committee is responsible for approving
                                                                  the engagement or retention of the
                                                                  Trust's independent accountants,
                                                                  reviewing with the independent
                                                                  accountants the plan and the results
                                                                  of the auditing engagement, approving
                                                                  professional services provided by the
                                                                  independent accountants prior to the
                                                                  performance of such services,
                                                                  approving audit and non-audit fees,
                                                                  reviewing the independence of the
                                                                  independent accountants, reviewing the
                                                                  scope and results of procedures of
                                                                  internal auditing and reviewing the
                                                                  system of internal accounting control.
-------------------------- -------------------------------------- ---------------------------------------- -------------------------
-------------------------- -------------------------------------- ---------------------------------------- -------------------------
Contracts                  Gregory Campbell                       The  Contracts Committee assists the     The Contracts Committee
                           Herbert F. Eggerding, Jr.              Board of Trustees in fulfilling its      was established in
                           Richard L. Gady                        duties to review and approve contracts   August 2003.
                           Edward W. Smeds                        between the Trust and other entities,    Previously, the
                                                                  including entering into new contracts    independent Trustees
                                                                  and renewing existing contracts.  The    served in this capacity.
                                                                  Contracts Committee considers
                                                                  investment advisory, distribution,
                                                                  transfer agency, administrative
                                                                  service and custodial contracts, and
                                                                  other contracts as the Board of
                                                                  Trustees deems necessary or
                                                                  appropriate for the continued
                                                                  operations of each Fund.
-------------------------- -------------------------------------- ---------------------------------------- -------------------------
-------------------------- -------------------------------------- ---------------------------------------- -------------------------
Governance                 Gregory Campbell                       The Governance Committee assists the     The Governance
                           Herbert F. Eggerding, Jr.              Board of Trustees in fulfilling its      Committee was
                           Richard L. Gady                        duties to govern the Trust, including    established in August
                           Edward W. Smeds                        recommendations regarding evaluation     2003. Previously, the
                                                                  of the Board of Trustees, compensation   independent Trustees
                                                                  of the Trustees, composition of the      served in this capacity.
                                                                  committees and the Board's
                                                                  membership.  The Governance Committee
                                                                  makes recommendations regarding
                                                                  nominations for Trustees, and will
                                                                  consider nominees suggested by
                                                                  shareholders sent to the attention of
                                                                  the Secretary of the Trust.  In
                                                                  identifying and evaluating nominees
                                                                  for Trustees, the Governance Committee
                                                                  may consider one or more of the
                                                                  following criteria with respect to a
                                                                  candidate for nomination: connections
                                                                  to the Lutheran community, experience
                                                                  on other boards, occupation, business
                                                                  experience, education; knowledge
                                                                  regarding investment matters; special
                                                                  skill sets relative to other Trustees
                                                                  and needs of the Board, including
                                                                  diversity; personal integrity and
                                                                  reputation, including the Board's
                                                                  belief that the individual will not
                                                                  use the position for personal benefit;
                                                                  time availability to attend and
                                                                  prepare for Committee and Board
                                                                  meetings.  The Governance Committee
                                                                  does not have different criteria for
                                                                  evaluating candidates nominated by
                                                                  shareholders.  A copy of the
                                                                  Governance Committee Charter is
                                                                  attached as Appendix A.
-------------------------- -------------------------------------- ---------------------------------------- -------------------------

Beneficial Interest in the Trust by Trustees

           The following tables provide information as of December 5, 2003, regarding the dollar range of beneficial ownership by each Trustee or Nominee in each series of the Trust.  In addition, the amount shown in the last column reflects the aggregate amount of each Trustee's beneficial ownership in all registered investment companies within the Fund Complex which are overseen by the Trustee.

Interested Trustees
------------------------- ------------------------------------------------------------- --------------------------------------------
                                                                                        Aggregate Dollar Range of Beneficial
                                                                                        Ownership in All Registered Investment
                          Dollar Range of Beneficial Ownership in each                  Companies Overseen by the
Name of Trustee           Series of the Trust                                           Trustee in the Fund Complex
------------------------- ------------------------------------------------------------- --------------------------------------------
------------------------- ------------------------------------------------------------- --------------------------------------------
Pamela J. Moret           The AAL Technology Stock Fund                          None          Over $100,000 in Fund Complex
                          The AAL Aggressive Growth Fund                         None
                          The AAL Small Cap Stock Fund                $10,001-$50,000
                          The AAL Small Cap Index Fund II                        None
                          The AAL Small Cap Value Fund                           None
                          The AAL Mid Cap Stock Fund                             None
                          The AAL Mid Cap Index Fund                             None
                          The AAL Mid Cap Index Fund II                          None
                          The AAL International Fund                             None
                          The AAL Capital Growth Fund                            None
                          The AAL Large Company Index Fund                       None
                          The AAL Large Company Index Fund II                    None
                          The AAL Equity Income Fund                             None
                          The AAL Balanced Fund                                  None
                          The AAL High Yield Bond Fund                           None
                          The AAL Municipal Bond Fund                            None
                          The AAL Bond Fund                                      None
                          The AAL Bond Index Fund                                None
                          The AAL Money Market Fund                  $50,001-$100,000
                          The AAL 2006 Target Fund                               None
------------------------- ------------------------------------------------------------- --------------------------------------------

Independent Trustees
------------------------- ------------------------------------------------------------- --------------------------------------------
                                                                                        Aggregate Dollar Range of Beneficial
                                                                                        Ownership in All Registered Investment
                          Dollar Range of Beneficial Ownership in each                  Companies Overseen by the
Name of Trustee           Series of the Trust                                           Trustee in the Fund Complex
------------------------- ------------------------------------------------------------- --------------------------------------------
------------------------- ------------------------------------------------------------- --------------------------------------------
F. Gregory Campbell       The AAL Technology Stock Fund                          None          Over $100,000 in Fund Complex
                          The AAL Aggressive Growth Fund                         None
                          The AAL Small Cap Stock Fund                           None
                          The AAL Small Cap Index Fund II                        None
                          The AAL Small Cap Value Fund                           None
                          The AAL Mid Cap Stock Fund                   $0,001-$50,000
                          The AAL Mid Cap Index Fund                             None
                          The AAL Mid Cap Index Fund II                          None
                          The AAL International Fund                             None
                          The AAL Capital Growth Fund                $50,001-$100,000
                          The AAL Large Company Index Fund                       None
                          The AAL Large Company Index Fund II                    None
                          The AAL Equity Income Fund                             None
                          The AAL Balanced Fund                                  None
                          The AAL High Yield Bond Fund                           None
                          The AAL Municipal Bond Fund                            None
                          The AAL Bond Fund                                      None
                          The AAL Bond Index Fund                                None
                          The AAL Money Market Fund                              None
                          The AAL 2006 Target Fund                               None
------------------------- ------------------------------------------------------------- --------------------------------------------
------------------------- ------------------------------------------------------------- --------------------------------------------
Herbert F. Eggerding, Jr. The AAL Technology Stock Fund                          None          Over $100,000 in Fund Complex
                          The AAL Aggressive Growth Fund                         None
                          The AAL Small Cap Stock Fund                           None
                          The AAL Small Cap Index Fund II                        None
                          The AAL Small Cap Value Fund                           None
                          The AAL Mid Cap Stock Fund                             None
                          The AAL Mid Cap Index Fund                             None
                          The AAL Mid Cap Index Fund II                          None
                          The AAL International Fund                             None
                          The AAL Capital Growth Fund                $50,001-$100,000
                          The AAL Large Company Index Fund                       None
                          The AAL Large Company Index Fund II                    None
                          The AAL Equity Income Fund                             None
                          The AAL Balanced Fund                      $50,001-$100,000
                          The AAL High Yield Bond Fund                           None
                          The AAL Municipal Bond Fund                            None
                          The AAL Bond Fund                                      None
                          The AAL Bond Index Fund                                None
                          The AAL Money Market Fund                              None
                          The AAL 2006 Target Fund                               None
------------------------- ------------------------------------------------------------- --------------------------------------------
------------------------- ------------------------------------------------------------- --------------------------------------------
Noel K. Estenson          The AAL Technology Stock Fund                          None          Over $100,000 in Fund Complex
                          The AAL Aggressive Growth Fund                         None
                          The AAL Small Cap Stock Fund                           None
                          The AAL Small Cap Index Fund II                        None
                          The AAL Small Cap Value Fund                           None
                          The AAL Mid Cap Stock Fund                             None
                          The AAL Mid Cap Index Fund                             None
                          The AAL Mid Cap Index Fund II                          None
                          The AAL International Fund                             None
                          The AAL Capital Growth Fund                            None
                          The AAL Large Company Index Fund                       None
                          The AAL Large Company Index Fund II                    None
                          The AAL Equity Income Fund                             None
                          The AAL Balanced Fund                                  None
                          The AAL High Yield Bond Fund                           None
                          The AAL Municipal Bond Fund                            None
                          The AAL Bond Fund                                      None
                          The AAL Bond Index Fund                                None
                          The AAL Money Market Fund                              None
                          The AAL 2006 Target Fund                               None
------------------------- ------------------------------------------------------------- --------------------------------------------
------------------------- ------------------------------------------------------------- --------------------------------------------
Jodi Harpstead            The AAL Technology Stock Fund                          None          Over $100,000 in Fund Complex
                          The AAL Aggressive Growth Fund                         None
                          The AAL Small Cap Stock Fund                           None
                          The AAL Small Cap Index Fund II                        None
                          The AAL Small Cap Value Fund                           None
                          The AAL Mid Cap Stock Fund                             None
                          The AAL Mid Cap Index Fund                             None
                          The AAL Mid Cap Index Fund II                          None
                          The AAL International Fund                             None
                          The AAL Capital Growth Fund                            None
                          The AAL Large Company Index Fund                       None
                          The AAL Large Company Index Fund II                    None
                          The AAL Equity Income Fund                             None
                          The AAL Balanced Fund                                  None
                          The AAL High Yield Bond Fund                           None
                          The AAL Municipal Bond Fund                            None
                          The AAL Bond Fund                                      None
                          The AAL Bond Index Fund                                None
                          The AAL Money Market Fund                              None
                          The AAL 2006 Target Fund                               None
------------------------- ------------------------------------------------------------- --------------------------------------------
------------------------- ------------------------------------------------------------- --------------------------------------------
Richard L. Gady           The AAL Technology Stock Fund               $10,001-$50,000                Over $100,000 in Fund Complex
                          The AAL Aggressive Growth Fund                         None
                          The AAL Small Cap Stock Fund                     $1-$10,000
                          The AAL Small Cap Index Fund II                        None
                          The AAL Small Cap Value Fund                           None
                          The AAL Mid Cap Stock Fund                  $10,001-$50,000
                          The AAL Mid Cap Index Fund                             None
                          The AAL Mid Cap Index Fund II                          None
                          The AAL International Fund                             None
                          The AAL Capital Growth Fund                 $10,001-$50,000
                          The AAL Large Company Index Fund                       None
                          The AAL Large Company Index Fund II                    None
                          The AAL Equity Income Fund                             None
                          The AAL Balanced Fund                                  None
                          The AAL High Yield Bond Fund                $10,001-$50,000
                          The AAL Municipal Bond Fund                            None
                          The AAL Bond Fund                                      None
                          The AAL Bond Index Fund                                None
                          The AAL Money Market Fund                   $10,001-$50,000
                          The AAL 2006 Target Fund                               None
------------------------- ------------------------------------------------------------- --------------------------------------------
------------------------- ------------------------------------------------------------- --------------------------------------------
Connie M. Levi            The AAL Technology Stock Fund                          None         $10,001-$50,000 in Fund Complex
                          The AAL Aggressive Growth Fund                         None
                          The AAL Small Cap Stock Fund                           None
                          The AAL Small Cap Index Fund II                        None
                          The AAL Small Cap Value Fund                           None
                          The AAL Mid Cap Stock Fund                             None
                          The AAL Mid Cap Index Fund                             None
                          The AAL Mid Cap Index Fund II                          None
                          The AAL International Fund                             None
                          The AAL Capital Growth Fund                            None
                          The AAL Large Company Index Fund                       None
                          The AAL Large Company Index Fund II                    None
                          The AAL Equity Income Fund                             None
                          The AAL Balanced Fund                                  None
                          The AAL High Yield Bond Fund                           None
                          The AAL Municipal Bond Fund                            None
                          The AAL Bond Fund                                      None
                          The AAL Bond Index Fund                                None
                          The AAL Money Market Fund                              None
                          The AAL 2006 Target Fund                               None
------------------------- ------------------------------------------------------------- --------------------------------------------
------------------------- ------------------------------------------------------------- --------------------------------------------
Edward W. Smeds           The AAL Technology Stock Fund                          None           Over $100,000 in Fund Complex
                          The AAL Aggressive Growth Fund                         None
                          The AAL Small Cap Stock Fund                $10,001-$50,000
                          The AAL Small Cap Index Fund II                        None
                          The AAL Small Cap Value Fund                $10,001-$50,000
                          The AAL Mid Cap Stock Fund                  $10,001-$50,000
                          The AAL Mid Cap Index Fund                             None
                          The AAL Mid Cap Index Fund II                          None
                          The AAL International Fund                  $10,001-$50,000
                          The AAL Capital Growth Fund                 $10,001-$50,000
                          The AAL Large Company Index Fund                       None
                          The AAL Large Company Index Fund II                    None
                          The AAL Equity Income Fund                  $10,001-$50,000
                          The AAL Balanced Fund                                  None
                          The AAL High Yield Bond Fund                     $1-$10,000
                          The AAL Municipal Bond Fund                            None
                          The AAL Bond Fund                           $10,001-$50,000
                          The AAL Bond Index Fund                                None
                          The AAL Money Market Fund                              None
                          The AAL 2006 Target Fund                               None
------------------------- ------------------------------------------------------------- --------------------------------------------

Thrivent Financial is a non-stock corporation.  No Trustees or officers of the Trust have any legal ownership interest in Thrivent
Financial, Thrivent Investment Mgt., or their affiliates or any subadvisers.

Compensation of Trustees

The following table shows the compensation paid to the Trustees of the Trust for the year ended April 30, 2003:

------------------------------- -------------------------------------- -----------------------------------------------------------
                                    Aggregate Compensation from Trust           Total Compensation from Trust
Name                                (Includes Deferred Compensation)          and Fund Complex Paid to Trustee/3/
------------------------------- -------------------------------------- -----------------------------------------------------------
------------------------------- -------------------------------------- -----------------------------------------------------------
Interested Trustees:
------------------------------- -------------------------------------- -----------------------------------------------------------
------------------------------- -------------------------------------- -----------------------------------------------------------
John O. Gilbert                                     0                                           0
------------------------------- -------------------------------------- -----------------------------------------------------------
------------------------------- -------------------------------------- -----------------------------------------------------------
Lawrence W. Stranghoener                            0                                           0
------------------------------- -------------------------------------- -----------------------------------------------------------
------------------------------- -------------------------------------- -----------------------------------------------------------
IndependentTrustees:
------------------------------- -------------------------------------- -----------------------------------------------------------
------------------------------- -------------------------------------- -----------------------------------------------------------
F. Gregory Campbell                              39,000                                      50,000
------------------------------- -------------------------------------- -----------------------------------------------------------
------------------------------- -------------------------------------- -----------------------------------------------------------
Herbert F. Eggerding, Jr. /1/                       0                                        52,000
------------------------------- -------------------------------------- -----------------------------------------------------------
------------------------------- -------------------------------------- -----------------------------------------------------------
Richard L. Gady                                  39,000/2/                                   50,000
------------------------------- -------------------------------------- -----------------------------------------------------------
------------------------------- -------------------------------------- -----------------------------------------------------------
Edward W. Smeds                                  39,000/2/                                   50,000
------------------------------- -------------------------------------- ------------------------------------------------------------

/1/ Mr. Eggerding was appointed as a Trustee on August 27, 2003.

/2/ The Trust has adopted a deferred compensation plan for the benefit of the Independent Trustees of the Trust who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Trust. Compensation deferred is invested in The AAL Mutual Funds, the allocation of which is determined by the individual Trustee.  Messrs. Gady and
Smeds elected to receive their compensation as deferred compensation.  As of November 14, 2003, the total amount of deferred compensation payable to Mr. Gady was $147,755 and the total amount of deferred compensation payable to Mr. Smeds was $187,210.

/3/The "Fund Complex" includes the 11 series of The Lutheran Brotherhood Family of Funds, the 20 series of The AAL Mutual
Funds, the 14 series of AAL Variable Product Series Fund, Inc., and the 14 series of LB Series Fund, Inc.

Shareholder Communications

           The Trust's bylaws do not require an annual meeting.  Shareholders may contact the Board of Trustees, or any individual
Trustee by sending a letter to:

           Board of Trustees
           The AAL Mutual Funds
           625 Fourth Avenue South
           Minneapolis, MN   55415

Independent Accountants

           The Trust has retained PricewaterhouseCoopers LLP ("PwC") as its independent public accountants for the fiscal year ending April 30, 2004.  Representatives of PwC are not expected to be present at the Meeting but are expected to be available by telephone should the need for consultation arise.  Representatives of PwC shall have the opportunity to make a statement at the
Special Meeting if they desire to do so.

Audit Fees

           The Trust estimates that the aggregate fees billed by PwC for each of the last two fiscal years for professional services rendered in connection with (i) the audit of the annual financial statements set forth in the Trust's Annual Report for all Funds  and (ii) the review of the Trust's Semiannual Report for all Funds  were approximately $237,200 for the year ended
April 30, 2002, and $203,950 for the year ended April 30, 2003.

Tax Fees

           For the fiscal years ended April 30, 2002 and 2003, the Trust paid PwC approximately $180,965 and $180,850, respectively, for tax compliance, tax advice, and tax planning services.

All Other Fees

           For the fiscal years ended April 30, 2002 and 2003, the Trust paid PwC no other fees.     During the same fiscal years,
Thrivent Financial and its affiliates paid PwC $30,580 and $73,717, respectively, for AIMR compliance and training services.

           The Trust's Audit Committee has considered the non-audit services provided to the Trust and Thrivent Financial and its affiliates  as described above and determined that these services do not compromise  PwC's independence.

Required Vote

           A plurality of the total votes cast in person or by proxy at the Special Meeting at which a quorum is present is
required for the election of each Trustee.   Shareholders of all Funds will vote together as a single class on Proposal 1.

Recommended Shareholder Action

           The Board of Trustees, including those Trustees who are not interested persons of the Trust, unanimously recommends that shareholders vote FOR all candidates in Proposal 1. If Proposal 1 is not adopted, the Board of Trustees will continue to consist of the existing Trustees of the Trust.

                                                             PROPOSAL 2

                                   Amendment to or Elimination of Certain Investment Restrictions

           The Board of Trustees has proposed that shareholders approve the amendment or elimination of certain fundamental investment restrictions of the Funds.  The proposed changes are based on recommendations of Thrivent Investment Mgt. that were reviewed and approved by the Board of Trustees, subject to shareholder approval, at a meeting held on November 11-12, 2003.

           Under the 1940 Act, a registered investment company is required to recite its policy with respect to certain investment activities. Under the 1940 Act, an investment policy that is classified as "fundamental" may not be changed without the approval of a fund's shareholders. A non-fundamental policy may be changed by the Trustees without shareholder approval.

           The Board of Trustees believes that approval of these proposals will standardize the investment restrictions of each
Fund, promote operational efficiencies and enhance the effective monitoring of compliance with such investment restrictions.

           At the Special Meeting, shareholders of each Fund will vote separately (with the various classes of shares of a Fund voting together) on each of the proposals to amend or eliminate investment restrictions.  Each change to a Fund's fundamental investment restriction will become effective as soon as practicable following approval by shareholders. Although the proposed changes to each Fund's investment restrictions generally give broader authority to make certain investments or engage in certain practices than do the current investment restrictions of the Fund, Thrivent Investment Mgt. does not currently intend to change in any material way the investment strategy or operations of any Fund except as discussed below.  The elimination of an investment restriction would allow a Fund to further revise its policy with respect to that investment practice without shareholder approval.

                                                            PROPOSAL 2A

                                 To Amend the Fundamental Investment Restriction on Diversification

           The primary purpose of this proposal is to standardize this investment restriction among each of the Funds.  The proposal would also conform each Fund's investment restrictions on diversification to the restriction that is expected to become standard for all Funds managed by Thrivent Investment Mgt.  Under this proposal, a Fund will count securities of an issuer towards meeting the 75% diversification test as long as the securities held by the Fund don't represent more than 10% of an issuer's voting securities.  The proposed amendment will not materially affect how the Funds are managed.

           The fundamental investment restriction regarding diversification currently provides:

                  "For any Fund,  we may not  invest  more than 5% of its net  assets (or 5% of The AAL Small Cap Stock,
                  International,  Balanced or High Yield Bond Funds'  total  assets),  taken at the value at the time of each  investment,  in the  securities  (including  repurchase  agreements) of any one issuer (for this purpose,  the  issuer(s)  of a debt  security  being  deemed to be only the entity or  entities  whose assets or revenues are subject to the  principal and interest  obligations  of the  security),  except that up to 25% of a Fund's net assets (or 25% of The AAL Small Cap Stock,  International,  Balanced or
                  High Yield Bond Funds' total assets) may be invested  without  regard to this  limitation and provided that such restrictions shall not apply to obligations  issued or guaranteed by the U.S.  government or any agency or instrumentality thereof."

           The Board of Trustees proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

                  "None of the Funds will,  with respect to 75% of its total  assets,  purchase  securities of an issuer
                  (other  than the U.S.  Government,  its  agencies,  instrumentalities  or  authorities  or  repurchase agreements fully collateralized by U.S. Government  securities and other investment  companies) if (a)
                  such  purchase  would,  at the time,  cause more than 5% of the Fund's  total  assets  taken at market value to be invested in the  securities  of such  issuer;  or (b) such  purchase  would,  at the time, result  in more  than 10% of the  outstanding  voting  securities  of such  issuer  being  held by the
                  Fund."

           The 1940 Act classifies open-end mutual funds between "diversified" and "non-diversified" companies and requires
"diversified" mutual funds to meet a certain level of diversification.  The proposed restriction is consistent with the diversification test in the 1940 Act.  Securities issued by U.S. Government agencies, instrumentalities, or authorities will be eligible for the exception under the propsed restriction only if those securities quality as a "Government security" under the
1940 Act.  Under the proposed restriction, diversification is determined by total assets for all Funds, while the current restriction determines diversification by net assets for some of the Funds.  Determining diversification by total assets instead of net assets will permit a Fund to hold somewhat larger positions in the securities of single issuers.  A larger position in the securities of a single issuer would increase the Fund's risk exposure to that issuer.

                                                            PROPOSAL 2B

                                     To Amend the Fundamental Investment Restriction on Lending

           The primary purpose of this proposal is to give the Funds the flexibility to participate in an interfund lending program.  Under an interfund lending program, each Fund would be able to lend and borrow cash for temporary purposes to and from each other and other mutual funds and variable product Funds sponsored by Thrivent Financial.  The Board believes that an interfund lending program would provide liquidity to the Funds to meet higher than normal redemption requests.  These requests could occur, for example, following a natural disaster, or some other event.

           The fundamental investment restriction regarding lending currently provides:

                  "For any Fund,  we may not make loans to other  persons,  except  that we  reserve  freedom of action, consistent  with  a  Fund's  other  investment  policies  and  restrictions  and as  described  in the
                  Prospectus  and this SAI,  to (a)  invest  in debt  obligations,  including  those  which  are  either publicly  offered or of a type  customarily  purchased  by  institutional  investors,  even though the purchase  of such debt  obligations  may be deemed  the  making of loans,  (b) enter  into  repurchase agreements and (c) lend portfolio  securities,  provided we may not loan  securities for a Fund if, as a result,  the aggregate  value of all  securities  loaned would exceed 33% of its total assets (taken at market  value at the time of such  loan);  if at  anytime  the  aggregate  value of all  securities loaned by a fund  exceeds  33% of its total  assets,  we will  take  measures  so as to come back into compliance  with this 33% limitation  within three  business days,  including the repayment and recall of securities loans."

           The Board of Trustees proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

                   "None of the Funds may make  loans,  except  that any Fund may (i) lend  portfolio  securities,  (ii)
                   enter into  repurchase  agreements,  (iii) purchase all or a portion of an issue of debt  securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances,  debentures or other  securities,  whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies."

           Although the proposed investment restriction would allow each Fund to lend to the full extent permitted by the 1940 Act, currently each Fund intends to change its current practices with respect to lending only to the extent it participates in the proposed interfund lending program.  The current restriction limits a Fund from lending its securities if, as a result, more than one-third of its assets would be loaned.  If Proposal 2B is adopted, the Trust will adopt a non-fundamental investment policy that would restrict each Fund from making any loan if as a result more than one-third of its total assets would be lent to the other parties.  Any borrowings by a Fund under the proposed interfund lending agreement would be subject to the Fund's general restriction on borrowing (as discussed in Proposal 2C).  As a result, the proposed amendment will not materially increase a Fund's risk.

           Currently, the Trust has a line of credit agreement with a bank that allows each Fund to borrow money to meet redemption requests and for other temporary purposes.  None of the Funds has ever borrowed money pursuant to the line of credit agreement, yet each Fund pays a commitment fee to the bank, whether or not it ever borrows money. Management believes that the establishment of an interfund lending program would reduce the required borrowing capacity under the line of credit agreement, which would generate savings for the Funds.

           Because an interfund lending program raises issues under various sections of the 1940 Act, in order to implement the proposal, the Trust has filed an application with the Securities and Exchange Commission ("SEC") for exemption from certain provisions of the 1940 Act.  The application to the SEC for exemptive relief  will not limit interfund lending under the program to emergency situations, and the relief, if and when granted, would allow the Funds to set up a more regular program if the Board of Trustees determines that a more regular program would be in the best interests of a Fund.  Implementation of the interfund lending program is contingent upon the SEC granting the exemptive relief.

           It is anticipated that all loans under the interfund lending program would be made pursuant to a master loan agreement, and a lending Fund could lend available cash to another Fund only when the "interfund rate" is higher than the rate the lending
Fund could earn on an overnight government repurchase agreement or on other comparable short-term investments.  Each borrowing
Fund could borrow through the interfund lending program only when the interfund rate is lower than the available bank loan rate.
Thrivent Investment Mgt. would (i) monitor the interest rates charged and other terms and conditions of the interfund lending program, (ii) ensure compliance with each Fund's investment policies and limitations, (iii) ensure equitable treatment of each
Fund, and (iv) make quarterly reports to the Board concerning any transactions by the Funds under the interfund lending program.

                                                            PROPOSAL 2C

                                         To Amend the Fundamental Investment Restriction on
                                          Borrowing and the Issuance of Senior Securities

           The primary purpose of this proposal is to expand the fundamental investment restriction on borrowing and issuing senior securities to the limits permitted under the 1940 Act.  Under the current investment restriction, a Fund may not borrow money except that it may borrow up to 10% of its assets on a temporary measure for extraordinary or emergency purposes.  Under the proposed restriction, a Fund would be able to borrow up to one-third of its total assets for any purpose consistent with its investment objective and policies.  The proposed restriction on borrowing is consistent with the current limitations imposed under the 1940 Act.

           The proposed investment restriction on senior securities clarifies that a Fund may issue senior securities to the extent permitted under the 1940 Act and exemptive orders issued by the SEC.  The issuance of senior securities may include borrowings from banks and the issuance of multiple classes of shares.

           The proposal serves to conform each Fund's investment restrictions on borrowing and issuing senior securities to restrictions that are expected to be standard for all Funds managed by Thrivent Investment Mgt.  The proposal is not expected to materially affect how the Funds are managed.  If this proposal is adopted, the Trust will enact a non-fundamental investment restriction which would provide that none of the Funds would purchase securities, while borrowings representing more than 5% of the Funds total assets are outstanding.  The Funds intend to limit borrowings to amounts borrowed from a bank, repurchase agreements (insofar as they are considered borrowings), or the proposed interfund lending agreement.

           The fundamental investment restriction regarding borrowing and the issuance of senior securities currently provides:

                  "For any Fund, we may not issue senior  securities or borrow,  except that we may borrow for a Fund in amounts not in excess of 10% of its total  assets,  taken at current  value,  and then only from banks as a temporary  measure for  extraordinary  or  emergency  purposes  (we will not borrow money for the
                  Funds to increase income,  but only to meet redemption  requests that otherwise might require untimely dispositions  of portfolio  securities;  interest paid on any such  borrowing will reduce a Fund's net income)."

           The Board of Trustees proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

                  "None of the Funds may borrow  money,  except that a Fund may borrow  money  (through  the issuance of debt  securities  or  otherwise)  in an amount not  exceeding  one-third  of the Fund's  total  assets immediately after the time of such borrowing."

                  "None of the Funds may issue senior  securities,  except as permitted under the Investment Company Act of 1940 or any exemptive order or rule issued by the Securities and Exchange Commission."

                                                            PROPOSAL 2D

                       To Amend the Fundamental Investment Restriction on the Purchase or Sale of Real Estate

           The primary purpose of this proposal is to clarify that a Fund may invest in mortgage loans and other instruments that are secured by real estate and that it may hold or sell real estate acquired as a result of ownership of other investments.  The proposal also serves to conform each Fund's investment restriction on real estate purchases and sales to a restriction that is expected to become standard for all Funds managed by Thrivent Investment Mgt.  The proposal is not expected to materially affect how the Funds are managed.

           The fundamental investment restriction regarding investments in real estate currently provides:

                  "For any Fund, we may not purchase or sell real estate, or real estate limited  partnership  interests provided  that we may invest in  securities  secured by real estate or interests  therein or issued by companies which invest in real estate or interests therein."

           The Board of Trustees proposes to replace the investment restriction with the following fundamental investment restriction:

                  "None of the Funds may buy or sell real  estate,  except that any Fund may (i) acquire or lease office space for its own use,  (ii) invest in  securities  of issuers  that invest in real estate or interest therein,  (iii) invest in  mortgage-related  securities and other  securities that are secured by real estate or interest  therein,  and (iv) hold and sell real  estate  acquired by the Fund as a result of the ownership of securities."

                                                            PROPOSAL 2E

                       To Amend the Fundamental Investment Restriction on the Purchase or Sale of Commodities

           The primary purpose of this proposal is to clarify that a Fund may sell commodities that it acquires through other investments.  The proposal also conforms each Fund's investment restriction on the purchase and sale of commodities to a restriction that is expected to become standard for all Funds managed by Thrivent Investment Mgt.  The proposal will not materially alter how the Funds are invested, and consequently the risk associated with the purchase and sale of commodities is not expected to increase.

           The fundamental investment restriction regarding investments in commodities currently provides:

                  "For any Fund,  we may not purchase or sell  commodities  or commodity  contracts,  except that we may purchase or sell futures and options  thereon for hedging  purposes and to enhance  returns for a Fund as described in this Statement of Additional Information."

           The Board of Trustees proposes to replace the existing investment restriction with the following fundamental investment restriction:

                  "None of the Funds may purchase or sell commodities or commodity  contracts,  except that any Fund may purchase and sell derivatives  (including but not limited to options,  futures contracts,  and options on  futures  contracts)  whose  value  is  tied to the  value  of a  financial  index  or a  financial instrument  or other asset  (including,  but not  limited  to,  securities  indexes,  interest  rates, securities, currencies and physical commodities)."

                                                            PROPOSAL 2F

                             To Amend the Fundamental Investment Restriction on Concentration of Assets

           The 1940 Act requires every mutual fund to include in its registration statement a policy on industry concentration.
      The primary purpose of this proposal is to amend the concentration test so that the 25% limit would be measured from the
      total assets of each Fund rather than its net assets.   The proposed restriction also would define "Government Securities" by reference to the 1940 Act and provide an exception for The AAL Money Market Fund to invest in instruments issued by domestic
      banks.   The proposal also serves to conform each Fund's investment restrictions on concentration to a restriction that is expected to become standard for all Funds managed by Thrivent Investment Mgt.  The proposal will not materially affect how the Funds are managed.

           The fundamental investment restriction regarding industry concentration currently provides:

                  "For any Fund,  we may not  invest  more than 25% of a Fund's  net  assets  (or 25% or more of The AAL
                  Technology Stock,  Aggressive  Growth,  Small Cap Stock, Small Cap Value,  International,  Balanced or
                  High Yield Bond  Funds'  total  assets),  taken at current  value at the time of each  investment,  in securities of  non-governmental  issuers whose principal business activities are in the same industry, except the U.S. government or any agency or instrumentality thereof."

           The Board of Trustees proposes to replace the existing investment restriction with the following fundamental investment restriction:

                  "None of the Funds will  purchase a security if, after giving  effect to the  purchase,  more than 25%
                  of its total  assets  would be invested in the  securities  of one or more  issuers  conducting  their principal  business  activities in the same industry,  except that this  restriction does not apply to
                  Government  Securities (as such term is defined in the Investment  Company Act of 1940).  In addition, with respect to The AAL Money Market Fund, this  restriction  does not apply to instruments  issued by domestic banks."

           "Government Securities" include securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Investments issued by domestic banks would include certificates of deposit, bankers' acceptances or similar short-term liquid instruments.  Under the amended concentration policy, United States branches of foreign banks may be considered as "domestic banks" if it can be demonstrated that they are subject to the same regulations as United States banks.  In addition, foreign branches of United States banks may be treated as domestic banks if the United States parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments.  The Trust intends to include disclosure in the Statement of Additional Information concerning the type and nature of the various banking instruments in which a
Fund intends to invest.  Industries are determined by reference to the classification of industries set forth in the Trust's annual and semiannual reports.  Under SEC policy, the Funds will apply the concentration limitation at 25% (instead of more than
25%) of a Fund's total assets.

                                                            PROPOSAL 2G

                                  To Amend the Fundamental Investment Restriction on Underwriting
                                                  the Securities of Other Issuers

           The primary purpose for this proposal is to standardize the investment restrictions regarding the underwriting of securities of other issuers among each of the Funds. Under the proposed amended restriction, a Fund could invest in other investment companies and make loans that are viewed as underwriting without violating the restriction.  The proposed amendment is not expected to materially affect how the Funds are managed.

           The fundamental investment restriction regarding underwriting the securities of other issuers currently provides:

                  "For any Fund, we may not underwrite  any issue of  securities,  except to the extent that we purchase securities  directly  from an  issuer  thereof,  in accord  with a Fund's  investment  objectives  and policies  which  may be  deemed  to be  underwriting  or to the  extent  that in  connection  with the disposition  of  portfolio  securities  we may be deemed an  underwriter  for the Fund  under  federal securities laws."

           The Board of Trustees proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

                  "None of the Funds will  underwrite  the  securities  of other  issuers,  except where the Fund may be deemed to be an  underwriter  for  purposes of certain  federal  securities  laws in  connection  with disposition of portfolio securities;  with investments in other investment  companies;  and with loans that a Fund may make consistent with its fundamental investment restriction on lending."

                                                            PROPOSAL 2H

                                       To Eliminate the Fundamental Investment Restriction on
                                                the Purchase of Securities on Margin

           The 1940 Act does not specifically restrict the purchase of securities on margin.  Margin purchases involve the purchase of securities with money borrowed from a broker.  "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan.  Margin purchases are a form of borrowing, and therefore are subject to each Fund's general borrowing restriction.

           The proposal would eliminate this restriction and would thereby conform the investment restrictions of the Trust to the
restrictions of all other Funds managed by Thrivent Investment Mgt., which have no such margin restriction.   Under SEC policy,
mutual funds may not purchase securities on margin, although they may make margin deposits in connection with transaction in options, futures, and options on futures.  As a result, the proposed elimination of this investment restriction is not expected to materially affect how the Funds are managed.

           The fundamental investment restriction of each Fund regarding the purchase of securities on margin currently reads:

                  "A Fund may not purchase  securities on margin,  except for the use of short-term credit necessary for clearance  of  purchases  and  sales of  portfolio  securities,  but we may make  margin  deposits  in connection with transactions in options, futures, and options on futures."

                                                            PROPOSAL 2I

                                       To Eliminate the Fundamental Investment Restriction on
                                                     Short Sales of Securities

           If this proposal is adopted, a Fund would have the authority to make short sales. A short sale is a transaction in which a fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security.  A short sale against the box is a short sale where the fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio.  The effect of selling a security short against the box is to insulate that security against any future gain or loss.  The Funds intend to restrict any short sales transactions to short sales against the box, unless modified by the Board of Trustees.  This proposal also serves to standardize the investment restrictions regarding short sales to the restrictions in place for all other Funds managed by Thrivent Investment Mgt., which have no similar
restriction.     The elimination of the restriction on short sales is not expected to materially affect how the Funds are managed.

           The fundamental investment restriction regarding short sales currently provides:

                  "For any Fund,  we may not make short  sales or maintain a short  position or write,  purchase or sell puts, calls,  straddles,  spreads, or combinations thereof,  except for the described  transactions in options, futures, options on futures and short sales against the box."

                                                            PROPOSAL 2J

                            To Eliminate the Fundamental Investment Restriction on the Pledge of Assets

           The 1940 Act does not impose any percentage limitations on the pledge of assets. The Board of Trustees believes that elimination of the investment restriction on pledging of assets is in the best interest of the shareholders of each Fund.
Elimination of the restriction will provide Thrivent Investment Mgt.  with added flexibility to enter into secured borrowing arrangements on behalf of a Fund consistent with the Fund's investment restriction on borrowing.  The proposal would also conform the Trust's investment restriction to the restrictions in place with other Funds managed by Thrivent Investment Mgt., which have
no similar restriction.     The proposed elimination of the restriction on the pledge of assets is not expected to materially affect how the Funds are managed.

           The fundamental investment restriction regarding pledge of assets currently provides:

                  "For any Fund, we may not mortgage,  pledge,  hypothecate or in any manner  transfer,  as security for indebtedness,  any  securities  owned or held by a portfolio  except as may be necessary in connection with and subject to the Fund's restrictions on borrowing and issuing senior securities."

                                                            PROPOSAL 2K

                                       To Eliminate the Fundamental Investment Restriction on
                                          Oil, Gas, or Mineral Related Programs or Leases

             The 1940 Act does not impose restrictions on the acquisition of oil, gas or mineral related programs or leases. The
Board of Trustees believes that elimination of the investment restriction on oil, gas, or mineral related programs or leases is in the best interest of each Fund.  The proposal also serves to conform the Trust's investment restrictions to the investment restrictions of other Funds managed by Thrivent Investment Mgt., which have no similar restriction.  The proposal is not expected to materially affect how the Funds are managed.

           The fundamental investment restriction regarding investments in oil, gas, or mineral-related programs currently provides:

                  "For any Fund,  we may not invest in oil, gas or mineral  related  programs or leases except as may be included in the  definition of public  utilities,  although we may invest in securities of enterprises engaged in oil, gas or mineral exploration for a Fund."

                                                            PROPOSAL 2L

                            To Eliminate the Fundamental Investment Restriction on Restricted Securities

           The elimination of this restriction will allow each of the Funds to invest in restricted securities to the extent permitted under SEC policy.  The proposal also serves to conform the Trust's investment restrictions to the restrictions of other
Funds managed by Thrivent Investment Mgt., which have no similar restriction.  The proposal is not expected to materially affect how the Funds are managed.

           The fundamental investment restriction regarding restricted securities currently provides:

                  "For any Fund,  we may not  invest in  repurchase  agreements  maturing  in more than seven days or in other  securities  that are  illiquid  due to legal or  contractual  restrictions  on resale  if, as a result thereof,  more than 10% of a Fund's net assets (15% for The Aggressive  Growth Fund),  taken at current value at the time of such  investment,  would be invested in such  securities;  if at any time more than 10% of a Fund's net assets (15% in the case of The AAL  Aggressive  Growth  Fund)  should be invested in illiquid  securities,  we will take reasonable  steps designed to bring the Fund back into compliance with this limitation, including orderly disposition of illiquid securities."

           If this proposal is adopted, the Trust will enact a non-fundamental investment restriction that none of the Funds will invest more than 15% (10% for The AAL Money Market Fund) of its net assets in illiquid securities.  Illiquid securities are generally regarded as securities which may not be sold or disposed of within seven days in the ordinary course of business at approximately the price at which a Fund has valued them.  Series of open-end investment companies such as the Funds must stand ready to redeem their shares on a continuous basis.  Thus, they are limited in the amount of illiquid securities they may hold because illiquid securities may not be easily sold to raise cash necessary to meet the redemptions under certain circumstances and because illiquid securities can present valuation problems. Although the SEC staff takes the position that restricted securities should generally be presumed to be illiquid, the SEC staff does not impose a specific percentage limitation on a fund's investment in restricted securities.  The SEC staff has permitted an open-end investment company's board of directors to determine that certain types of restricted securities are liquid..

           In 1990, the SEC adopted Rule 144A under the 1933 Act, which has resulted in a form of restricted security which can be traded among qualified institutional buyers without registration under the 1933 Act ("Rule 144A securities").  In the release adopting Rule 144A, the SEC stated that the board of a mutual fund has the authority to make the determination that a Rule 144A security is liquid, despite its restricted nature.  More recently, the SEC has taken the position that the board of a mutual fund may determine that certain commercial paper issued in reliance on Section 4(2) of the 1933 Act ("Section 4(2) paper") is liquid.
Section 4(2) paper is commercial paper issued in reliance on Section 4(2) of the 1933 Act, which exempts from registration
"transactions not involving a public offering."  The Board of Trustees believes that elimination of the restriction will provide each Fund with additional flexibility to address market, regulatory or other developments regarding illiquid securities as they occur in the future.

                                                            PROPOSAL 2M

                                              To Eliminate the Fundamental Investment
                                                 Restriction on Unseasoned Issuers

             The 1940 Act does not contain any restrictions on investments in unseasoned issuers.  The Board of Trustees believes that elimination of the policy will increase the flexibility of Thrivent Investment Mgt. by permitting investments by a Fund in unseasoned issuers that otherwise meet the investment objectives and policies of the Fund. The proposal also serves to conform the investment restrictions of the Trust to the restrictions of other Funds managed by Thrivent Investment Mgt., which have no similar restriction.  The proposal is not expected to materially affect how the Funds are managed.

           The fundamental investment restriction regarding unseasoned issuers currently provides:

                  "For any Fund,  except for The AAL Technology  Stock,  Aggressive  Growth and High Yield Bond Fund, we
                  may not  invest in any  security,  if as a result,  a Fund  would  have more than 5% of its net assets invested in securities of companies  which,  together with any  predecessors,  have been in continuous operation for less than three years."

           If this proposal is adopted, a Fund will be permitted to invest in the securities of unseasoned issuers if the securities otherwise meet the investment objectives and strategies of the Fund.  Securities of unseasoned issuers may be subject to greater risk than securities of more established companies because these issuers have only a brief operating history and may have less access to markets and more limited financial resources.  However, the Board of Trustees believes that the recent increases in the prevalence of unseasoned issuers, the investment opportunities offered by such issuers, and the fact that any such investments will be made in accordance with the investment objective and policies of the Fund, warrants the elimination of the current policy.

                                                            PROPOSAL 2N

                                        To Eliminate the Fundamental Investment Restriction
                                             on Investing in Other Investment Companies

             If this proposal is adopted, each Fund would be able to invest in the securities of other investment companies subject to the limitations of the 1940 Act.  Under the 1940 Act, a Fund may generally not purchase a security issued by another investment company, if, immediately after such purchase the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting securities of such other investment company; (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies having an aggregate value in excess of 10% of the value of the Fund's total assets.  These percentage limitations do not apply to investments in affiliated funds that are part of the same group of investment companies if certain conditions are satisfied.  If the proposal is adopted, a Fund will be permitted to invest in other investment companies, subject to the limitations described above, if the investments are consistent with the Fund's investment objective and strategy.  The proposal is not expected to materially affect how the Funds are managed.  As a result of the administrative and distribution expenses of managing an investment company, investing in other investment companies may cause the Fund to pay fees and expenses which are duplicative of current Fund expenses.  The proposal also serves to conform the Trust's investment restrictions to the restrictions of other Funds managed by Thrivent Investment Mgt., which have no similar restriction.

           The fundamental investment restriction regarding other investment companies currently provides:

                  "For any Fund, we may not purchase  securities of other  investment  companies,  if the purchase would cause more than 10% of the value of a Fund's  net  assets  (or 10% of the value of The AAL  Technology
                  Stock,  Aggressive Growth,  Small Cap Stock,  International,  Balanced or High Yield Bond Funds' total assets) to be invested in investment  company  securities,  provided  that (a) no  investment  will be made in the securities of any one investment  company if,  immediately after such investment more than
                  3% of the  outstanding  voting  securities of such company would be owned by a Fund or more than 5% of the value of a Fund's net assets (or 5% of the value of The AAL Technology Stock,  Aggressive  Growth,
                  Small Cap Stock,  International,  Balanced or High Yield Bond Funds' total  assets)  would be invested in such company and (b) no  restrictions  shall apply to a purchase of investment  company  securities in connection with a merger, consolidation, acquisition or reorganization."

                                                            PROPOSAL 2O

                                        To Eliminate the Fundamental Investment Restriction
                                                       on Control Securities

             The 1940 Act does not impose restrictions on the acquisition of securities for the purpose of exercising control or management of a company.  The Board of Trustees has concluded that the elimination of this investment restriction will enhance the ability of a Fund, in its capacity as a shareholder, to communicate with other shareholders, exercise its voting rights and take other corporate actions. The proposal also serves to conform the Trust's investment restriction to the restrictions of other Funds managed by Thrivent Investment Mgt., which have no similar restriction.  If this proposal is adopted, a Fund will be permitted to invest larger positions in the securities of a single issuer, subject to the general restriction on diversification discussed in
Proposal 2A.  A larger position in the securities of a single issuer would increase the Fund's risk exposure to that issuer.  The proposal is not expected to materially affect how the Funds are managed.

           The fundamental investment restriction regarding control securities currently provides:

                  "For any Fund, we may not purchase  more than 10% of the  outstanding  voting  securities of an issuer or invest for the purpose of exercising control or management."

Required Vote

           To be effective with respect to any Fund, each of Proposals 2A through 2O must receive the affirmative vote of "a majority of the outstanding voting securities" of the particular Fund entitled to vote on the proposal, as defined in the 1940
Act.  Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the lesser of (1) the vote of the holders of more than 50% of the outstanding share of the Fund or (2) the vote of 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy.  Shareholders of each Fund will vote separately on Proposals 2A through 2O.  Holders of various classes of shares within a Fund will vote together on each of these proposals.  It is possible that shareholders of one or more Funds may approve one of these proposals, while shareholders of the other Fund(s) do not.  In that case, the particular proposal would become effective for the Fund(s)
whose shareholders approved the proposal, but not for the remaining Fund(s).

Recommended Shareholder Action

           The Board of Trustees unanimously recommends that shareholders vote FOR approval of Proposals 2A through 2O.  If a proposal with respect to a particular investment restriction is not approved by shareholders of a Fund, the present investment restriction will remain in effect for that Fund.

                                                             PROPOSAL 3

                                      Amendments to The AAL Mutual Funds Declaration of Trust

           The Board of Trustees has proposed that shareholders approve the amendment or elimination of certain provisions in the
Trust's Declaration of Trust (the formal document forming the Trust, which also governs how the trust operates).  The Board of
Trustees believes that each of the amendments will enhance the ability of the Trust to operate in a changing regulatory or investment environment.  In addition, the Board of Trustees believes that approval of these proposals will reduce the need for future shareholder meetings, reducing the Funds' ongoing costs of operations.  At the Special Meeting, Trust shareholders will vote upon each of the proposals separately.  Each change to the Declaration of Trust will become effective as soon as practicable following shareholder approval.

                                                            PROPOSAL 3A

                                     To Amend the Voting Requirements for the Reorganization of the Trust
                                                      or a Series of the Trust

           The Trust is organized as a business trust under Massachusetts law.  Under Massachusetts law, shareholder approval is not required for the reorganization of the Trust or a class or Series of the Trust.  Rule 17a-8 of the 1940 Act requires that mergers of affiliated mutual funds must be approved by the "majority of the outstanding voting securities" of the fund, as such term is defined in the 1940 Act.  The proposed amendment would conform to Rule 17a-8 and would require fewer affirmative votes to accomplish the reorganization.

           Article EIGHTH, Paragraph 4(a) of the Declaration of Trust provides as follows:

                  "The  Trustees,  with the  favorable  vote of the holders of more than 50% of the  outstanding  Shares entitled  to vote may sell and  convey  the  assets of the Trust  (which  sale may be  subject  to the retention  of  assets  for  the  payment  of  liabilities  and  expenses)  to  another  issuer  for  a consideration  which may be or include  securities  of such  issuer.  Upon  making  provision  for the payment of liabilities,  by assumption by such issuer or otherwise,  the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust then outstanding."

           The Board of Trustees proposes that Article EIGHTH, Paragraph 4(a) of the Declaration of Trust be amended to provide as follows:

                  "The  Trustees,  with the  affirmative  vote of the  holders of a Majority of the  Outstanding  Voting
                  Shares of the Trust or each  class or Series of the Trust  entitled  to vote,  may sell and convey the assets  of the Trust  (which  sale may be  subject  to the  retention  of assets  for the  payment  of liabilities  and expenses) to another issuer for a  consideration  which may be or include  securities of such issuer.  Upon making  provision for the payment of  liabilities,  by assumption by such issuer or otherwise,  the Trustees shall  distribute the remaining  proceeds ratably among the holders of the
                  Shares of the Trust then outstanding."

           The Board of Trustees also proposes to add the following definition to Article SECOND of the Trust:

                  "'Majority of the  Outstanding  Voting Shares' of the Trust or class or Series of the Trust shall mean the vote,  at a meeting of  Shareholders  duly called,  of the lesser of (1) 67% or more of the shares of the Trust or class or Series  present at the  Special  Meeting  if the  holders of more than 50% of the  outstanding  shares of the Trust or such class or Series are present or represented by proxy,  or
                  (2) the holders of more than 50% of the outstanding shares of the Trust or class or Series."

                                                                  PROPOSAL 3B

               To Amend the Requirements for Liquidation and Eliminate the Requirement for Shareholder Approval of a Liquidation

                     Neither Massachusetts law nor the 1940 Act require shareholder approval to liquidate a mutual fund or a class of shares or a series of a mutual fund.  The proposed amendment would eliminate the requirement for shareholder approval and clarify that the Trustees would be authorized to liquidate the Trust or a class of shares or a series of the Trust at any time by vote of a majority of the Trustees.

           Article EIGHTH, Paragraph 4(b) of the Declaration of Trust provides as follows:

                  "The  Trustees,  with the  favorable  vote of the holders of more than 50% of the  outstanding  Shares entitled  to vote,  may at any time sell and  convert  into money all the  assets of the  Trust.  Upon making  provision  for the  payment  of all  outstanding  obligations,  taxes and  other  liabilities, accrued or contingent,  of the Trust,  the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares."

           The Board of Trustees proposes that Article EIGHTH, Paragraph 4(b) of the Declaration of Trust be amended to provide as follows:

                  "The  majority  of the  Trustees  may at any time sell and  convert  into  money all the assets of the
                  Trust or the assets of a class or a Series of the Trust  (including any individual  class of Shares of a  Series  having  multiple  classes  of  Shares).  Upon  making  provision  for  the  payment  of all outstanding  obligations,  taxes and other  liabilities,  accrued or contingent,  of the Trust or such class or Series,  the Trustees  shall  distribute  the remaining  assets of the Trust or such class or
                  Series ratably among the holders of the outstanding Shares or the Trust or such class or Series."

           While your Board of Trustees presently has no intention of liquidating any funds, if this proposal is adopted, the Board of Trustees could elect to liquidate a Fund at any time for reasons it deems appropriate without shareholder approval.

                                                                  PROPOSAL 3C

                                   To Eliminate the Restriction on Involuntary Redemptions of Small Accounts

           Small accounts are very costly to the other shareholders.  The proposed elimination of this restriction would allow the
Trustees to establish minimum account sizes according to the practice in the industry, which in turn should help the Funds to control expenses.

           Article EIGHTH, Paragraph 7 of the Declaration of Trust provides:

                  "The Board of Trustees is empowered to cause the  redemption  of the Shares held in any account if the aggregate  net asset value of such Shares  (taken at cost or value,  as  determined  by the Board) has been reduced by a Shareholder to $500 or less upon such notice to the  Shareholders in question,  with such  permission to increase the  investment  in question and upon such other terms and  conditions as may be fixed by the Board of Trustees in accordance with the 1940 Act. "

           If this proposal is passed, the prospectus for the Funds will be amended to provide that a shareholder's account may be involuntarily redeemed if its balance falls below the required minimum amount for a new investment.  The current minimum investment requirement for a Fund is $1,000 for all Funds except that the minimum for The AAL Money Market Fund is $1,500, unless the Fund is held within an IRA or a tax-deferred plan, in which case the minimum investment is $500.

Required Vote

Approval of Proposals 3A to 3C each requires the affirmative vote of a majority of the shares of the Trust cast in person or by proxy at the Special Meeting at which a quorum is present.  Shareholders of each Fund will vote together on Proposals 3A to 3C.

Recommended Shareholder Action

The Board of Trustees unanimously recommends that shareholders vote FOR approval of Proposals 3A to 3C.

                                                             PROPOSAL 4

                                Amendment to the Investment Objective of The AAL Equity Income Fund
                                                 (The AAL Equity Income Fund Only)

           At a meeting on November 11-12, 2003, the Board of Trustees approved a proposal to change the name of The AAL Equity
Income Fund to Large Cap Value Fund.  In considering the proposed name change and the amendment to the investment objective, the
Board took note of the fact that Thrivent Investment Mgt. proposes to use a value investment style in managing the Fund because it believes that a value style of investing will, over time, produce better returns for investors than a style that more narrowly
limits the types of securities in which the Fund may invest.    While there generally is substantial overlap between
income-producing equity securities and securities which are considered "value" securities, there are value securities that are not currently distributing income.  The Board believes the proposed investment objective would provide greater flexibility for the
Fund to invest in a broader range of securities.   While current income is expected to be one of the results of a value investment style, it will not be a part of the Fund's investment objective.

           If this proposal is approved, the Fund will change its principal strategy, which currently provides that it will invest at least 80% of its total assets in "income-producing equity securities", to state that it will invest "at least 65% of its assets in equity securities of large market capitalization companies which its investment adviser believes to be undervalued."  The proposed amendment will not materially alter the investment strategies and practices that Thrivent Investment Mgt. uses to manage the Fund and, therefore, will not materially change the composition of the Fund's investment portfolio as presently constituted or the risks to which the Fund is exposed.  However, if the proposal is approved, the Fund would focus more on value oriented stocks without regard to current income, and therefore likely would invest in fewer income-producing stocks in the future.

           The current investment objective of The AAL Equity Income Fund is as follows:

                  "The AAL Equity Income Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities."

           The Board of Trustees proposes to change the investment objective of The AAL Equity Income Fund to the following:

                  "The investment objective of The AAL Equity Income Fund is to achieve long-term growth of capital."

Required Vote

           Approval of Proposal 4 requires the affirmative vote of "a majority of the outstanding voting securities" of The AAL
Equity Income Fund.  Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the lesser of
(a) 67% or more of the shares of the Fund represented at the Special Meeting if more than 50% of the outstanding shares of the
Fund are present at the Special Meeting or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Recommended Shareholder Action

           The Board, including the Independent Trustees, unanimously recommends that shareholders vote FOR approval of Proposal 4.

                                                             PROPOSAL 5

   Approval of Proposed Policy Permitting the Board of Trustees to Authorize Thrivent Investment Management Inc. to Enter into or
                                     Amend Subadvisory Agreements Without Shareholder Approval

           This proposal would give Thrivent Investment Mgt. the authority, with approval of the Board of Trustees, to hire, fire and change subadvisers and amend subadvisory agreements without shareholder approval.  A fund operating under this structure is sometimes referred to as a "manager-of-managers" fund. Thrivent Investment Mgt. does not have any current intentions to engage a subadvsier for any of the Funds that do not currently use a subadviser, except The AAL Small Cap Value Fund.  Thrivent Investment
Mgt. is also currently considering reallocating subadviser management of the assets of The AAL International Fund.

Background

           Federal securities laws generally require that shareholders approve agreements with a Fund's subadviser, as well as with the investment adviser.  Shareholder action also is required if the terms of existing agreements are materially changed or if there is an assignment (as defined in the 1940 Act) of the subadvisory contract.  In order to obtain shareholder approval, the
Fund must call and conduct a shareholder meeting, prepare and distribute proxy materials, and solicit votes from shareholders.
The process is costly and time-consuming.  The Board believes that it is in shareholders' best interests if the Board represents their interests in approving or rejecting recommendations made by Thrivent Investment Mgt. regarding subadvisers.  The Board believes that this approach will avoid the cost and time delay associated with holding shareholder meetings to obtain approval for the changes and will enable the Board to make more timely changes it deems appropriate with respect to day-to-day management of a
Fund's assets.

           Thrivent Investment Mgt. currently serves as the investment adviser for each Fund.  For all of these Funds except The
AAL International Fund and The AAL High Yield Bond Fund, Thrivent Investment Mgt. presently makes the day-to-day investment decisions.  In the future, the Board of Trustees, on the recommendation of Thrivent Investment Mgt., may wish to hire, add or change a subadviser to handle the day-to-day investment decisions for a particular Fund without submitting the investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the affected Fund.  In such cases, Thrivent Investment Mgt. would allocate and, when appropriate, reallocate the Fund's assets among such subadvisers subject to the general oversight and approval of the Board of Trustees.  Each subadviser would have discretionary authority to invest that portion of a Fund's assets assigned to it.

           Under the proposed policy, Thrivent Investment Mgt. will engage in ongoing, highly disciplined subadviser evaluations on both a quantitative and qualitative basis.  Thrivent Investment Mgt. will periodically gather and analyze performance information regarding the subadvised Fund.  Thrivent Investment Mgt. will also evaluate whether the subadviser's investment style is appropriate for the Fund.  Thrivent Investment Mgt. will report its findings on these matters to the Board of Trustees and will make recommendations regarding subadvisers based on those findings.  The proposed policy would allow the Board of Trustees to approve the addition of a new subadviser or the replacement of an existing subadviser without shareholder approval.

SEC Exemptive Order

           On February 19, 2003, the Securities and Exchange Commission (the "SEC") granted the Trust and Thrivent Investment Mgt.
an order exempting them from the federal securities law requiring shareholder approval of the appointment of unaffiliated subadvisers (the "Exemptive Order").  The Exemptive Order permits Thrivent Investment Mgt., with the approval of the Board of
Trustees, to hire, fire, and to enter into and materially amend investment subadvisory agreements without shareholder approval.
The Exemptive Order also allows Thrivent Investment Mgt., with Board approval, to replace or reinstate subadvisers with respect to subadvisory agreements that have automatically terminated as a result of an assignment, without the approval of shareholders. The
Exemptive Order applies to at least the following situations:

o  Thrivent Investment Mgt. recommends that a Fund's management be diversified by adding another subadviser;
o  Thrivent Investment Mgt. recommends that a subadviser be removed and replaced with a different subadviser; or
o  There is a change of control of the subadviser and Thrivent Investment Mgt. desires to retain the subadviser to the Fund.

           Under the Exemptive Order, the Trust and Thrivent Investment Mgt. are subject to several conditions imposed by the SEC to ensure that the interests of a Fund's shareholders are adequately protected.  Among these conditions,  within 90 days of a change to a Fund's subadvisory arrangements, the Trust will provide you with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would have been included in a proxy statement if shareholder approval had been required.

           Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by a Fund to Thrivent Investment Mgt.  Thrivent Investment Mgt. will continue to pay all subadvisory fees out of the advisory fees it receives from each subadvised Fund.  Thrivent Investment Mgt., directly or through subadvisers, also will continue to provide the same level of management and administrative services to the Funds as it has always provided.

Comparison of Current and Proposed Selection Process for Subadvisers

           Under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the Board.  In considering whether to appoint a subadviser, the Board will analyze the factors it considers relevant, including:

o  The nature, quality and scope of services provided by a subadviser to investment companies comparable to the Fund;
o  The ability of the subadviser to provide its services to the Fund, as well as its personnel, operations, financial condition, regulatory compliance, or any other factor that would affect the provision of those services;
o  The subadviser's investment performance with respect to mutual funds or other comparable managed accounts with investment objectives and programs similar to those of the affected Fund; and
o  Other factors that the Board considers relevant to the subadviser's performance as an investment adviser.

           Under the current process for approval of subadvisory agreements, both the Board and shareholders must approve any change in subadvisory agreements.  Shareholder approval would be eliminated under the proposed process for approval of subadvisory agreements.  If the policy is approved, all subadvisory agreements initially will be reviewed and approved by the Board and will be renewable from year to year only if approved by the Board.  As presently is the case, under the proposed policy all subadvisory agreements would be terminable on 60 days notice  by the Board, Thrivent Investment Mgt., a vote of shareholders, or the subadviser without the payment of a penalty by any party.

Required Vote

           Approval of Proposal 5 by a Fund requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund entitled to vote, as defined in the 1940 Act.  Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund represented at the Special Meeting if more than 50% of the outstanding shares of the Fund are present at the Special
Meeting or represented by proxy.  Shareholders of each Fund will vote separately on Proposal 5.  Holders of various classes of shares within a Fund will vote together on this proposal.  It is possible that shareholders of one or more Funds will approve this proposal, while shareholders of the other Fund(s) do not.  In that case, the particular proposal would become effective for the
Fund(s) whose shareholders approved the proposal, but not for the remaining Fund(s).

Recommended Shareholder Action

           The Board, including Independent Trustees, unanimously recommends that shareholders vote FOR Proposal 5.  If the proposal is not approved by shareholders of a Fund, the Fund will not be permitted to rely on the Exemptive Order.

                                          OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

           The Board of Trustees does not know of any matters to be considered at the Special Meeting other than those described above.  If any other matters are properly brought before the Special Meeting, the proxies identified on the voting instruction form intend to vote Fund shares on such matters in accordance with their best judgment.

                                                 NO ANNUAL MEETINGS OF SHAREHOLDERS

           There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Board of Trustees in their discretion.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 625 Fourth Avenue South,
Minneapolis, Minnesota 55415.  Shareholder proposals should be received in a reasonable time before the solicitation is made.

Whether or not you plan to attend this special meeting, please fill in, date and sign the proxy card and return it promptly in the enclosed envelope.  No postage is necessary if it is mailed in the United States.  Alternatively, you may vote by telephone  or the Internet by using the web site address or telephone number on the enclosed proxy card.

January 7, 2004
Date of Proxy Statement

                                                             APPENDIX A

                                                   GOVERNANCE COMMITTEES CHARTER

                                                        The AAL Mutual Funds
                                               AAL Variable Product Series Fund, Inc.

                                                      Adopted August 27, 2003

1.  Membership:  The  Governance  Committees  shall  consist of Directors or Trustees who are not  interested  persons of any mutual fund,  adviser or  subadviser  to any fund.  The  committees  shall be  appointed  by the Boards of Directors  and
    Trustees.  One member of each Committee shall be appointed the Chairperson of the committee.

2.  Purpose:  The purpose of the committees is to represent the interests of the  shareholders  and, in furtherance  thereof, to consider, evaluate and make recommendations to the full Boards concerning the following matters:

    A.  periodic review and evaluation of the performance of the Directors and Trustees;
    B.  periodic review and recommendations regarding compensation of Directors and Trustees;
    C.  periodic review and recommendation  regarding composition of the various committees of the Boards and the Chairpersons of the Committees;
    D.  periodic  review and  recommendations  regarding  development and  maintenance of the Boards'  membership,  structure and organization; and
    E.  periodic  review and  recommendations  regarding  other matters related to the governance of The AAL Mutual Funds and AAL
        Variable Product Series Fund, Inc. ("the Funds").

3.  Duties and Responsibilities:  In furtherance of these purposes the committees will:

    -   consider and make recommendations to the Boards as to the proper size of the Boards and the desired skills, abilities and degree of diversity of Boards' memberships;
    -   adopt procedures for identifying, recruiting and interviewing qualified candidates for the position of non-interested
        Directors and Trustees;
    -   recommend to the Boards individuals to be nominated for election as non-interested Directors and Trustees;
    -   review the continuing  qualification of existing Directors and Trustees,  including review of and reporting to the Boards on the continuing independence of the non-interested Directors and Trustees;
    -   recommend to the Boards appointments to Board committees;
    -   review and make recommendations  regarding the Code of Ethics for the Funds and their advisers and the Code of Ethics for the Funds' Chief Executive Officer and Senior Financial Officer;
    -   review and make recommendations regarding the Funds' privacy policy;
    -   perform such other functions as from time to time may be assigned by the Boards; and
    -   obtain advice from such consultants as the committees deem appropriate in the discharge of their responsibilities.

The committees may adopt such procedures or rules as deemed appropriate to govern their conduct in fulfilling their responsibilities and duties under this Charter.

===================================================================================================================================
You recently received a shareholder proxy statement for The AAL Mutual Funds.  Please review the proposals in the proxy statement and cast your vote by mail, phone or Internet.  The Board of Trustees of The AAL Mutual Funds recommends you FOR these proposals.
===================================================================================================================================

THE AAL MUTUAL FUNDS
625 Fourth Avenue South
Minneapolis, Minnesota 55415
____________________

PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS
To Be Held on March 9, 2004
____________________

           The undersigned hereby appoints John O. Gilbert, Pamela J. Moret, Karl D. Anderson, Brett L. Agnew, John C. Bjork, James
E. Nelson, or Marlene J. Nogle, or any of them, true and lawful proxies, with power of substitution, to represent and vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders at 625 Fourth Avenue South, Minneapolis,
Minnesota 55415 at 8:30 a.m. Central Time on March 9, 2004, or at any adjournments thereof, on the matters described in the accompanying Notice of Special Meeting and Proxy Statement.  Receipt of the Notice of Special Meeting and Proxy Statement is
hereby acknowledged.  The Board of Trustees recommends a vote "For" each proposal.

           Discretionary authority is hereby conferred as to all other matters as may properly come before the meeting.
                                                      VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
                                                      VOTE VIA THE TELEPHONE:  1-866-241-6192
                                                      -------------------------------------------------------------------------------
                                                       999 9999 9999 999
                                                      -------------------------------------------------------------------------------

                                                      Note:  Please sign exactly as your name appears on this card.  If shares are held jointly, either holder may sign.  Corporate proxies should be signed by an authorized officer.

                                                      -----------------------------------------------------------------------
                                                      Signature

                                                      -----------------------------------------------------------------------
                                                      Signature of joint owner, if any

                                                      -----------------------------------------------------------------------
                                                      Date

[Fund name(s) will print here]

This proxy card is solicited on behalf of the Board of Trustees of The AAL Mutual Funds.  You must mark the box "abstain" if you wish to abstain.  If no choice is indicated, this proxy will be voted affirmatively on these matters.  When this voting instruction form is properly executed, the shares represented hereby will be voted in accordance with the choices made on this form.  If no choice is indicated on this form, the voting instruction will be deemed to be affirmative on these matters.

The Board of  Trustees recommends a vote "For" each proposal.

[ ] To vote FOR all Funds on all Proposals mark this box.  (No other vote is necessary.)

To vote, mark blocks below in blue or black ink as follows.  Example:   [X]

1.        To elect Trustees                                                        FOR ALL        WITHHOLD ALL         FOR ALL EXCEPT*
          01 Pamela J. Moret                                                       [  ]           [  ]                 [  ]
          02 Herbert F. Eggerding, Jr.
          03 Noel K. Estenson
          04 Jodi L. Harpstead
          05 Connie M. Levi
          06 F. Gregory Campbell
          07 Richard L. Gady
          08 Edward W. Smeds

          To withhold authority to vote for any individual nominee, mark the
          "FOR ALL EXCEPT" box and write the nominee's number and name on the line provided below.

          ___________

2.  To amend or eliminate certain investment policies:                            FOR               AGAINST           ABSTAIN

    A.   To amend the restriction on diversification                              [ ]               [ ]               [ ]
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

    B.   To amend the restriction on lending                                      [ ]               [ ]               [ ]
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

    C.   To amend the restriction on borrowing and issuing senior                 [ ]               [ ]               [ ]
         securities
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

    D.   To amend the restriction on purchase or sale of real estate              [ ]               [ ]               [ ]
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

    E.   To amend the restriction on purchase or sale of commodities              [ ]               [ ]               [ ]
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

    F.   To amend the restriction on concentration of assets                      [ ]               [ ]               [ ]
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

    G.   To amend the restriction on underwriting securities of other             [ ]               [ ]               [ ]
         issuers
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

    H.   To amend the restriction on margin transactions                          [ ]               [ ]               [ ]
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

    I.   To eliminate the restriction on short sales                              [ ]               [ ]               [ ]
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

    J.   To eliminate the restriction on pledge of assets                         [ ]               [ ]               [ ]
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

    K.   To eliminate the restriction on oil, gas, and mineral                    [ ]               [ ]               [ ]
         investments
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

    L.   To eliminate the restriction on restricted securities                    [ ]               [ ]               [ ]
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

    M.   To eliminate the restriction on unseasoned issuers                       [ ]               [ ]               [ ]
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

    N.   To eliminate the restriction on investment in other investment           [ ]               [ ]               [ ]
         companies
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

    O.   To eliminate the restriction on control securities                       [ ]               [ ]               [ ]
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Small Cap Stock Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Value Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL International Fund
         The AAL Capital Growth Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Equity Income Fund
         The AAL Balanced Fund
         The AAL High Yield Bond Fund
         The AAL Municipal Bond Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Money Market Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

3.  To approve amendments to The AAL Mutual Funds Declaration of Trust:           FOR               AGAINST           ABSTAIN
    A.   To amend the voting requirements for a Reorganization of the             [ ]               [ ]               [ ]
         Trust or a Series of the Trust

    B.   To amend the requirements for liquidation and eliminate the              [ ]               [ ]               [ ]
         requirement for shareholder approval of such liquidations of the Trust or any series or class of shares of the Trust

    C.   To eliminate the restriction on involuntary redemptions of small         [ ]               [ ]               [ ]
         accounts

4.  To approve an amendment to the investment objective of The AAL Equity         FOR               AGAINST           ABSTAIN
    Income Fund                                                                   [ ]               [ ]               [ ]

5.  To approve a policy permitting the Board of Trustees to authorize Thrivent    FOR               AGAINST           ABSTAIN
    Investment Management Inc. to enter into or materially amend subadvisory      [ ]               [ ]               [ ]
    agreements without shareholder approval

               The AAL Technology Stock Fund
               The AAL Aggressive Growth Fund
               The AAL Small Cap Stock Fund
               The AAL Small Cap Index Fund II
               The AAL Small Cap Value Fund
               The AAL Mid Cap Stock Fund
               The AAL Mid Cap Index Fund
               The AAL Mid Cap Index Fund II
               The AAL International Fund
               The AAL Capital Growth Fund
               The AAL Large Company Index Fund
               The AAL Large Company Index Fund II
               The AAL Equity Income Fund
               The AAL Balanced Fund
               The AAL High Yield Bond Fund
               The AAL Municipal Bond Fund
               The AAL Bond Fund
               The AAL Bond Index Fund
               The AAL Money Market Fund
               The AAL U.S. Government Zero Coupon Target Fund, Series 2006

Every shareholder's vote is important!  Please sign, date and return your voting instruction form today!

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        -----------------------------

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4.  Do not mail your proxy card when you vote by phone or Internet.